As filed with the Securities and Exchange Commission on April 15, 2015
1933 Act Registration No. 333-04999
1940 Act Registration No. 811-07645
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 26 /X/
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 65 /X/
Lincoln National Variable Annuity Account L
(Exact Name of Registrant)
Group Variable Annuity I, II & III
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Adam C. Ciongoli, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, IN 46801
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2015, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under group flexible
payment deferred variable annuity contracts.

Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III
May 1, 2015
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441
www.LincolnFinancial.com
This prospectus describes a group annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value , and as permitted by the plan, to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.
If the Contractowner gives certain rights to Plan Participants, we issue active life certificates to them. Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If a Participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.
All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a Participant puts all or some contributions into one or more of the contract's Subaccounts, the Participant takes all the investment risk on the Account Value and the retirement income. If the selected Subaccounts make money, Account Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected Subaccounts. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.
The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
(formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
AB VPS Growth Portfolio
(formerly AllianceBernstein VPS Growth Portfolio)
American Century Variable Portfolios, Inc.:
Balanced Fund
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Janus Aspen Series:
Janus Aspen Global Research Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
(formerly LVIP BlackRock Emerging Markets RPM Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP Clarion Global Real Estate Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Foundation® Conservative Allocation Fund
LVIP Delaware Foundation® Moderate Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Dimensional U.S. Core Equity 1 Fund
(formerly LVIP Delaware Growth and Income Fund)
LVIP Global Conservative Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Conservative Fund)
1

LVIP Global Growth Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Growth Fund)
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
LVIP Ivy Mid Cap Growth Managed Volatility Fund
(formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
(formerly LVIP JPMorgan Mid Cap Value RPM Fund)
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP Managed Risk Profile 2050 Fund
LVIP Mondrian International Value Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
(formerly LVIP SSgA Global Tactical Allocation RPM Fund)
LVIP SSgA International Index Fund
LVIP SSgA S&P 500 Index Fund**
LVIP SSgA Small-Cap Index Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Managed Volatility Fund
(formerly LVIP Templeton Growth RPM Fund)
LVIP UBS Large Cap Growth Managed Volatility Fund
(formerly LVIP UBS Large Cap Growth RPM Fund)
Neuberger Berman Advisers Management Trust:
Large Cap Value Portfolio
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio
*	Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
**	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
2

3

Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select .
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.
Beneficiary—The person or entity designated by the Participant to receive any Death Benefit paid if the Participant dies before the Annuity Commencement Date.
Contractowner—The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contributions—Amounts paid into the contract.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if a Participant dies.
FINRA—Financial Industry Regulatory Authority.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Participant—An employee or other person affiliated with the Contractowner on whose behalf we maintain an account under the contract.
Participant Year—A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
SEC—Securities and Exchange Commission.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
4

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.
Contractowner/Participant Transaction Expenses for GVA I, II & III:
The maximum surrender charge (contingent deferred sales charge) (as a percentage of an Account Value withdrawn):
GVA I	GVA II	GVA III
5%*	6%*	None
*	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charges.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual account fee (per Participant): $25
Loan establishment fee (per loan): $50
Systematic withdrawal option fee: $30
The annual fee may be paid by an employer on behalf of Participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.
Separate Account L expenses for GVA I, II, & III Subaccounts (as a percentage of average daily net assets in the Subaccounts):
“standard” mortality and expense risk charge	1.00%
“breakpoint” mortality and expense charge*	.75%
*	Only certain contract or plans are eligible for a breakpoint charge. See – Charges and Other Deductions.
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	1.73%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.21%	1.59%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.
5

EXAMPLES
This Example is intended to help Contractowners or Participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/Participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable period:
	1 year	3 years	5 years	10 years
GVA I Standard*	$792	$1,396	$2,027	$3,234
GVA II Standard*	$894	$1,503	$2,139	$3,483
GVA III Standard*	$278	$853	$1,454	$3,080
2) If you do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
GVA I Standard*	$281	$862	$1,469	$3,109
GVA II Standard*	$281	$862	$1,469	$3,109
GVA III Standard*	$278	$853	$1,454	$3,080
*	Examples shown may be less for plans qualifying for “breakpoint” mortality and expense risk charge.
The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.
For more information, See – Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, See Distribution of the Contracts.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a correlating underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How do the contracts work? If we approve the application, we will send the Contractowner a contract. When Participants make Contributions, they buy Accumulation Units. If the Participant decides to receive retirement income payments, we convert Accumulation Units to Annuity Units. Retirement income payments will be based on the number of Annuity Units received and the value of each Annuity Unit on payout days. See – The Contracts and Annuity Payouts.
6

What charges do I pay under the contract?
If Participants in GVA I or GVA II withdraw account values, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the Participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge for GVA I and GVA II.
There is no surrender charge for GVA III.
We charge an annual account fee charge of $25 per Participant Account. We will deduct any applicable premium tax from contributions or Account Value at the time the tax is incurred or at another time we choose or a time as required by law.
We apply a charge to the daily net asset value of the VAA and those charges are:
“standard” mortality and expense risk charge	1.00%
“breakpoint” mortality and expense charge*	.75%
See—Charges and Other Deductions.
The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount unless the Contractowner or the plan has a minimum amount. See The Contracts – Contributions.
How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May Participants transfer Account Value between Subaccounts, and between the VAA and the fixed account? Before the Annuity Commencement Date, yes, subject to the terms of the Plan. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.
May a Participant withdraw Account Value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any Plan, and to certain restrictions under GVA III. See – Charges and Other Deductions. Under GVA III the following restrictions apply:
•	a Participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the Participant intends to liquidate his or her fixed Account Value;
•	liquidation of the entire fixed account value must be over 5 annual installments. See Fixed Account Withdrawal/Transfer Limits for GVA III.
The Contractowner must also approve Participant withdrawals under Section 401(a) plans and plan subject to Title I of ERISA. Certain charges may apply. See – Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See – Federal Tax Matters.
Do Participants get a free look at their certificates? A Participant under a Section 403(b) or 408 plan and certain nonqualified plans can cancel the active life certificate within ten days (in some states longer) of the date the Participant receives the certificate. The Participant needs to give notice to our Servicing Office. See – Return Privilege.
Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
7

The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
8

Fixed Side of the Contract
The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A Contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.
ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.
Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See – Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.
Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.
Investments of the VAA
The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for
9

certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.48%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available fund of funds. Our affiliates may promote the benefits of such funds to contractowners and/or suggest that contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to your under your contract.
Certain of the underlying funds, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
10

Certain Plan Sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Growth Portfolio)
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Asset Manager Portfolio (Initial Class): High total return.
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Initial Class): To achieve capital appreciation.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Global Research Portfolio (Institutional Shares): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
11

•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)(1): Long-term capital growth
•	LVIP Delaware Foundation® Conservative Allocation Fund (Standard Class)(1): A combination of current income and preservation of capital with capital appreciation.
•	LVIP Delaware Foundation® Moderate Allocation Fund (Standard Class)(1): Capital appreciation with current income as a secondary objective.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): To maximize long-term capital appreciation. (formerly LVIP Delaware Growth and Income Fund)
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation.(4) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.(4) (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
12

•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth.(4) (formerly LVIP Templeton Growth RPM Fund)
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
(formerly LVIP UBS Large Cap Growth RPM Fund)
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Large Cap Value Portfolio (I Class): Long-term growth of capital.
T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.
•	T. Rowe Price International Stock Portfolio: Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(3)	The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets.
(4)	The fund employs hedging strategies designed to reduce overall portfolio volatility.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or participants as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
13

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more owners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Annual Contract Fee
During the accumulation period, we currently deduct $25 (or the balance of the Participant's account, if less) per year from each Participant's Account Value on the last business day of the month in which a Participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a Participant's account if the Participant's account is totally withdrawn. The charge may be increased or decreased.
Surrender Charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a Participant's account balance during the accumulation period as follows:
14

During Participation Year	GVA I	GVA II
1-5	5%	6%
6	5%	3%
7	4%	3%
8	3%	3%
9	2%	3%
10	1%	3%
11-15	0%	1%
16 and later	0%	0%
*	There is no surrender charge taken on withdrawals from GVA III.
The surrender charge is imposed on the gross withdrawal amount, and is deducted from the Subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on Death Benefits, or on account balances converted to an Annuity Payout option. For any Participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the Participant's account.
Fixed Account Withdrawal/Transfer Limits for GVA III
GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a Participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.
Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:
Year Request Received by Lincoln Life	Percentage of Fixed Account Available Under GVA III
1	20%
2	25%
3	33.33%
4	50%
5	100%
Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional Contributions by a Participant that notifies us of their intention to liquidate their fixed account balance and stop Contributions to the contract. In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.
Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits
Under certain conditions, a Participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the Contractowner may or may not make available under the contracts:
	Standard conditions	Optional conditions
GVA I	the Participant has attained age 59½	the Participant has separated from service with their employer and is at least 55 years of age
	the Participant has died	the Participant is experiencing financial hardship
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer
GVA II	the Participant has attained age 59½	the Participant has separated from service with their employer
	the Participant has died	the Participant is experiencing financial hardship
15

	Standard conditions	Optional conditions
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer and is at least 55 years of age
GVA III	the Participant has attained age 59½	the Participant has separated from service with their employer and is at least 55 years of age the Participant has died
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer the Participant is experiencing financial hardship*

*	A GVA III Contractowner has the option not to include the financial hardship condition.
Under GVA I and GVA II, a Contractowner may also elect an optional contract provision that permits Participants to make a withdrawal once each Contract Year of up to 20% of the Participant's account balance without a surrender charge.
A Contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.
Deductions from the VAA for GVA I, II & III
For the base contract, we apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:
“standard” mortality and expense risk charge	1.00%
“breakpoint” mortality and expense charge*	.75%
*	Only certain contract or plans are eligible for a breakpoint charge. See—Charges and Other Deductions.
This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.
If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.
Contracts eligible for the lower, or “breakpoint”, mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For contracts not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.
Special Arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract or by election impose this charge only on Particpants with account balances in the VAA. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.
16

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.
The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The Contracts
Purchase of the Contracts
A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized registered representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner either directly or through its registered representative. For plans that have allocated rights to the participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.
Initial Contributions
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity® VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The Participant's participation date will be the date we deposited the Participant's Contribution into the pending allocation account.
We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.
Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.
Contributions
Contractowners generally forward Contributions to us for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, employer Contributions or post-tax Contributions.
Contributions may accumulate on either a guaranteed or variable basis selected from those Subaccounts made available by the Contractowner.
17

Contributions made on behalf of Participants may be in any amount unless there is a minimum amount set by the Contractowner or Plan. A contract may require the Contractowner to contribute a minimum annual amount on behalf of all Participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual Contributions under nonqualified plans may be limited by the terms of the contract.
Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover Contributions.
Section 830.205 of the Texas Education Code provides that employer or state Contributions (other than salary reduction Contributions) on behalf of Participants in the Texas Optional Retirement Program (ORP) vest after one year of participation in the program. We will return employer Contributions to the Contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first Participation Year in the ORP, ORP Participants may only direct employer and state Contributions to the fixed account.
Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a Contribution, we will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions will be reversed and the party responsible for the invalid Contribution must reimburse us for any losses or expenses resulting from the invalid Contribution.
If your retirement plan is no longer submitting new, payroll deduction contributions to a Lincoln contract, no further purchase payments of any type can be made into your contract/certificate without the express permission of your Plan sponsor. In certain limited exceptions, combining contract values from existing Lincoln contracts may be allowed.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Contributions
The Contractowner forwards Contributions to us, specifying the amount being contributed on behalf of each Participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's Subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written Participant instructions and subject to the Plan. The Contribution allocation percentage to the Subaccount's or the fixed account must be in any whole percent.
If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the Annuity Commencement Date. Allocation of employer contributions may be restricted by the applicable plan.
18

Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
Subject to the terms of a Plan, a Participant may transfer all or a portion of the Participant's account balance from one Subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See—Fixed account withdrawals/transfer limits for GVA III.
A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under—Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.
A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.
Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to
19

discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Participant has been identified as a “market timer” under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.
Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of
20

the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
We do not permit transfers of a Participant's account balance after the Annuity Commencement Date.
Additional Services
There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.
Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.
The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the Subaccounts. This service is only available for GVA III Participants.
The account sweep service allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice. Beginning May 1, 2010, this service will no longer be available unless the Contractowner has enrolled in this service prior to this date.
Portofolio rebalancing is an option that restores to a pre-determined level the percentage of Account Value allocated to each Subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.
Death Benefit Before the Annuity Commencement Date
The payment of Death Benefits is governed by the applicable plan and the tax code. In addition, no payment of Death Benefits provided upon the death of the Participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The Participant may designate a Beneficiary during the Participant’s lifetime and change the Beneficiary by filing a written request with us. Each change of Beneficiary revokes any previous designation.
If the Participant dies before the Annuity Commencement Date, the Death Benefit paid to the Participant’s designated Beneficiary will be the greater of: (1) the net contributions; or (2) the Participant’s account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the Participant’s death within six months of such death, we pay the Beneficiary the amount in (2).
We determine the value of the Death Benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the Participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.
If a Death Benefit is payable, the Beneficiary may elect to receive payment of the Death Benefit either in the form of a lump sum settlement or an Annuity Payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. If no election is made within 60 days after we receive satisfactory notice of the Participant’s death, we will pay a lump sum settlement to the Beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.
Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits.
Under qualified contracts, if the Beneficiary is someone other than the spouse of the deceased Participant, the tax code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant’s death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant’s death.
If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.
If the Beneficiary is the spouse of the Participant, then the spouse may elect to continue the contract as the new Participant. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Other rules apply to nonqualified annuities. See “Federal Tax Matters.”
21

If there is no living named Beneficiary on file with us at the time of a Participant’s death and unless the plan directs otherwise, we will pay the Death Benefit to the Participant’s estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant’s death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the Participant’s death. In such case, the value of the Death Benefit will be determined as of the end of the Valuation Period during which we receive due proof of death, and the lump sum Death Benefit generally will be paid within seven days of that date.
Withdrawals
Before the Annuity Commencement Date and subject to the terms of the Plan, withdrawals may be made from the Subaccounts or the fixed account of all or part of the Participant’s account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.
Converting all or part of the account balance or Death Benefit to an Annuity Payout is not considered a withdrawal.
Under GVA III, special limits apply to withdrawals from the fixed account. See “Charges and Other Deductions – Fixed Account Withdrawal/Transfer Limits for GVA III.”
The account balance available for withdrawal is determined at the end of the Valuation Period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with withdrawals of Account Value. See “Charges and Other Deductions.”
The tax consequences of a withdrawal are discussed later in this booklet. See “Federal Tax Matters.”
Total Withdrawals. Only Participants with no outstanding loans can make a total withdrawal. A total withdrawal of a Participant’s account will occur when (a) the Participant or Contractowner requests the liquidation of the Participant’s entire account balance, or (b) the amount requested plus any surrender charge results in a remaining Participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant’s entire account balance.
Any active life certificate must be surrendered to us when a total withdrawal occurs. If the Contractowner resumes Contributions on behalf of a Participant after a total withdrawal, the Participant will receive a new participation date and active life certificate.
Partial Withdrawals. A partial withdrawal of a Participant’s account balance will occur when less than a total withdrawal is made from a Participant’s account.
Systematic Withdrawal Option. Participants who are at least age 59½, are separated from service from their employer, or are disabled, and certain spousal Beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option (“SWO”) under the contract. Payments are made only from the fixed account. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A Participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.
Required Minimum Distribution Program. Under certain contracts Participants who are at least age 70½ may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The Participant must complete the forms we require to elect this option. We will base our calculation solely on the Participant’s Account Value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.
Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988, can only be made if the Participant has (1) died; (2) become disabled; (3) attained age 59½; (4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the contracts. For more information on these provisions see “Federal Tax Matters.”
22

Withdrawal requests for a Participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the Contractowner on behalf of a Participant. All withdrawal requests will require the Contractowner’s written authorization and written documentation specifying the portion of the Participant’s account balance which is available for distribution to the Participant.
As required by Section 830.105 of the Texas Education Code, withdrawal requests by Participants in the Texas Optional Retirement Program (“ORP”) are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70½. A participant in an ORP contract is required to obtain a certificate of termination from the Participant’s employer before a withdrawal request can be granted.
For withdrawal requests (other than transfers to other investment vehicles) by Participants under plans not subject to Title I of ERISA and non-401(a) plans, the Participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See “Federal Tax Matters.” A Participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.
Loans
If the Plan permits loans, then during the Participant's accumulation period, the Participant may apply for a loan by completing a loan application that we provide. The Participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the Participant's Plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a Participant loan cannot exceed the lesser of 50% of the Participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a Participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A Participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a Participant's account in the fixed account.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
23

Ownership
Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.
Annuity Payouts
As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the Participant's account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.
We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner (or Participant in an allocated contract).
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Non-Life Annuities. Annuity Payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an Annuitant or Beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See – Charges and Other Deductions and Federal Tax Matters.
General Information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity Payout options are only available if consistent with the contract, the Plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.
Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.
24

Annuity Payout Calculation
Fixed Annuity Payouts are determined by dividing the Participant's annuity conversion amount in the fixed account as of the initial Annuity Payout calculation date by the applicable annuity conversion factor (in the contract) for the Annuity Payout option selected.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Participant's annuity conversion amount in the VAA as of the initial Annuity Payout calculation date;
•	The annuity conversion factor contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the retired life certificate with a specific number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each Annuity Payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, Annuity Payouts will decrease. There is a more complete explanation of this calculation in the SAI.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory
25

reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
26

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
27

The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity® Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Federal Penalty Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
28

The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same
29

proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Participants under Sections 403(b), 408 and certain nonqualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety (90) days notice of the deactivation date.
30

Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
31

(This page intentionally left blank)
32

Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account L
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Group Variable Annuity Account Contracts I, II, & III

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II & III).
(Please Print)
Name:

Address:

City

State

Zip

Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340
33

(This page intentionally left blank)
34

(This page intentionally left blank)
35

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).
	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2005	4.467	4.584	528	4.515	4.645	16
2006	4.584	4.919	502	4.645	4.997	16
2007	4.919	5.839	572	4.997	5.946	41
2008	5.839	3.037	535	5.946	3.100	27
2009	3.037	4.604	533	3.100	4.712	28
2010	4.604	5.405	493	4.712	5.546	22
2011	5.405	4.099	435	5.546	4.216	19
2012	4.099	4.595	393	4.216	4.739	14
2013	4.595	5.593	344	4.739	5.781	12
2014	5.593	5.803	330	5.781	6.014	9
ABVPSF Growth and Income(1)
2004	10.249	11.133	15	10.467	11.149	1*
2005	11.133	11.529	47	11.149	11.575	2
2006	11.529	13.353	72	11.575	13.439	2
2007	13.353	13.862	97	13.439	13.996	8
2008	13.862	8.144	91	13.996	8.238	4
2009	8.144	9.704	99	8.238	9.841	6
2010	9.704	10.837	78	9.841	11.017	5
2011	10.837	11.380	81	11.017	11.598	2
2012	11.380	13.210	90	11.598	13.497	2
2013	13.210	15.477	84	13.497	15.828	2
ABVPSF Growth
2005	7.097	7.844	176	7.173	7.948	5
2006	7.844	7.670	178	7.948	7.791	6
2007	7.670	8.555	175	7.791	8.711	12
2008	8.555	4.862	171	8.711	4.963	10
2009	4.862	6.396	164	4.963	6.545	12
2010	6.396	7.269	152	6.545	7.457	10
2011	7.269	7.266	141	7.457	7.473	8
2012	7.266	8.171	137	7.473	8.425	9
2013	8.171	10.818	132	8.425	11.182	9
2014	10.818	12.099	113	11.182	12.537	10
American Century VP Balanced
2005	24.547	25.502	976	24.886	25.919	68
2006	25.502	27.677	914	25.919	28.200	65
2007	27.677	28.754	794	28.200	29.371	77
2008	28.754	22.680	700	29.371	23.224	61
2009	22.680	25.931	622	23.224	26.620	54
2010	25.931	28.660	566	26.620	29.495	41
2011	28.660	29.888	492	29.495	30.835	38
2012	29.888	33.083	448	30.835	34.217	36
2013	33.083	38.461	401	34.217	39.880	34
2014	38.461	41.831	348	39.880	43.482	35
American Century VP Inflation Protection(2)
2009	10.063	10.611	42	10.487	10.626	1*
2010	10.611	11.069	71	10.626	11.113	1*
2011	11.069	12.285	92	11.113	12.365	1*
2012	12.285	13.080	122	12.365	13.199	2

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Growth
2005	11.310	12.774	85	11.327	12.826	1*
2006	12.774	15.230	217	12.826	15.331	3
2007	15.230	17.317	357	15.331	17.475	19
2008	17.317	10.563	348	17.475	10.686	28
2009	10.563	14.882	327	10.686	15.093	29
2010	14.882	16.465	312	15.093	16.740	26
2011	16.465	14.852	274	16.740	15.139	29
2012	14.852	18.022	248	15.139	18.416	27
2013	18.022	23.049	232	18.416	23.611	27
2014	23.049	23.348	212	23.611	23.977	27
American Funds Growth
2005	8.220	9.456	2,520	8.309	9.582	78
2006	9.456	10.319	2,836	9.582	10.482	104
2007	10.319	11.477	2,652	10.482	11.688	314
2008	11.477	6.367	2,498	11.688	6.500	280
2009	6.367	8.788	2,400	6.500	8.994	319
2010	8.788	10.325	2,209	8.994	10.594	182
2011	10.325	9.785	2,030	10.594	10.065	174
2012	9.785	11.421	1,882	10.065	11.777	164
2013	11.421	14.712	1,697	11.777	15.208	149
2014	14.712	15.805	1540	15.208	16.379	149
American Funds Growth-Income
2005	10.978	11.502	443	10.994	11.549	9
2006	11.502	13.119	655	11.549	13.205	15
2007	13.119	13.644	757	13.205	13.767	44
2008	13.644	8.395	705	13.767	8.493	44
2009	8.395	10.908	675	8.493	11.062	46
2010	10.908	12.034	642	11.062	12.234	36
2011	12.034	11.696	571	12.234	11.921	36
2012	11.696	13.604	548	11.921	13.900	35
2013	13.604	17.981	569	13.900	18.418	34
2014	17.981	19.695	570	18.418	20.224	32
American Funds International
2005	9.051	10.888	1,078	9.148	11.032	15
2006	10.888	12.825	1,393	11.032	13.027	26
2007	12.825	15.240	1,522	13.027	15.519	82
2008	15.240	8.733	1,478	15.519	8.915	63
2009	8.733	12.370	1,415	8.915	12.659	67
2010	12.370	13.132	1,245	12.659	13.473	39
2011	13.132	11.186	998	13.473	11.505	37
2012	11.186	13.058	834	11.505	13.464	34
2013	13.058	15.725	737	13.464	16.255	31
2014	15.725	15.155	683	16.255	15.705	27
BlackRock Global Allocation V.I.
2009	10.224	11.400	33	11.340	11.415	1*
2010	11.400	12.421	71	11.415	12.471	1*
2011	12.421	11.868	98	12.471	11.945	1*
2012	11.868	12.958	92	11.945	13.075	2
2013	12.958	14.723	104	13.075	14.892	2
2014	14.723	14.884	101	14.892	15.092	2
Delaware VIP Diversified Income
2005	10.935	10.778	118	10.951	10.820	1*
2006	10.778	11.516	153	10.820	11.590	5
2007	11.516	12.271	314	11.590	12.381	18
2008	12.271	11.597	468	12.381	11.730	33
2009	11.597	14.577	467	11.730	14.781	38
2010	14.577	15.595	452	14.781	15.853	20
2011	15.595	16.427	393	15.853	16.740	17
2012	16.427	17.434	395	16.740	17.811	10
2013	17.434	17.043	337	17.811	17.455	9
2014	17.043	17.770	313	17.455	18.245	10

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP High Yield
2005	10.182	10.273	34	10.234	10.289	1*
2006	10.273	11.437	115	10.289	11.483	2
2007	11.437	11.640	149	11.483	11.716	15
2008	11.640	8.738	133	11.716	8.817	16
2009	8.738	12.888	185	8.817	13.037	21
2010	12.888	14.715	198	13.037	14.922	10
2011	14.715	14.915	180	14.922	15.163	10
2012	14.915	17.399	169	15.163	17.732	8
2013	17.399	18.813	145	17.732	19.222	7
2014	18.813	18.573	145	19.222	19.024	7
Delaware VIP REIT
2005	20.192	21.362	787	20.406	21.643	29
2006	21.362	27.986	879	21.643	28.425	31
2007	27.986	23.779	612	28.425	24.212	32
2008	23.779	15.235	536	24.212	15.552	28
2009	15.235	18.589	458	15.552	19.023	25
2010	18.589	23.301	445	19.023	23.904	20
2011	23.301	25.519	411	23.904	26.245	18
2012	25.519	29.461	378	26.245	30.375	14
2013	29.461	29.729	351	30.375	30.728	13
2014	29.729	38.004	341	30.728	39.380	14
Delaware VIP Small Cap Value
2005	12.116	13.093	400	12.135	13.146	8
2006	13.093	15.022	625	13.146	15.121	12
2007	15.022	13.856	544	15.121	13.982	39
2008	13.856	9.593	534	13.982	9.704	36
2009	9.593	12.495	515	9.704	12.672	40
2010	12.495	16.319	510	12.672	16.592	30
2011	16.319	15.900	452	16.592	16.206	28
2012	15.900	17.888	425	16.206	18.278	25
2013	17.888	23.585	421	18.278	24.159	24
2014	23.585	24.662	377	24.159	25.326	23
Delaware VIP Smid Cap Growth(3)
2005	7.649	7.998	339	7.730	8.103	10
2006	7.998	8.500	345	8.103	8.633	11
2007	8.500	9.295	280	8.633	9.464	49
2008	9.295	4.890	236	9.464	4.992	37
2009	4.890	7.474	234	4.992	7.648	49
2010	8.929	10.115	241	9.155	10.376	26
2011	10.115	10.805	320	10.376	11.113	31
2012	10.805	11.843	344	11.113	12.211	20
2013	11.843	16.530	373	12.211	17.086	19
2014	16.530	16.836	297	17.086	17.445	13
Deutsche Alternative Asset Allocation VIP
2009	11.349	11.247	1*	N/A	N/A	N/A
2010	11.247	12.524	7	N/A	N/A	N/A
2011	12.524	12.043	8	12.958	12.118	1*
2012	12.043	13.083	10	12.118	13.197	1*
2013	13.083	13.074	14	13.197	13.221	1*
2014	13.074	13.396	17	13.221	13.582	1*
Deutsche Equity 500 Index VIP(1)
2004	10.278	11.100	69	10.068	11.116	1*
2005	11.100	11.503	133	11.116	11.548	2
2006	11.503	13.156	166	11.548	13.241	5
2007	13.156	13.715	189	13.241	13.838	8
2008	13.715	8.534	226	13.838	8.632	5
2009	8.534	10.673	226	8.632	10.823	7
2010	10.673	12.121	195	10.823	12.321	5
2011	12.121	12.220	186	12.321	12.453	7
2012	12.220	13.998	121	12.453	14.301	5
2013	13.998	16.423	125	14.301	16.795	5

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Deutsche Small Cap Index VIP(4)
2004	10.286	11.788	36	10.188	11.806	1*
2005	11.788	12.168	87	11.806	12.217	2
2006	12.168	14.155	164	12.217	14.247	6
2007	14.155	13.748	170	14.247	13.872	16
2008	13.748	8.966	161	13.872	9.070	13
2009	8.966	11.236	147	9.070	11.394	15
2010	11.236	14.060	135	11.394	14.294	13
2011	14.060	13.306	119	14.294	13.561	14
2012	13.306	15.314	118	13.561	15.647	12
Dreyfus Opportunistic Small Cap(4)
2003	17.159	22.372	3,135	17.310	22.625	74
2004	22.372	24.662	2,969	22.625	25.003	106
2005	24.662	25.833	2,596	25.003	26.256	99
2006	25.833	26.540	2,241	26.256	27.042	93
2007	26.540	23.370	1,752	27.042	23.871	142
2008	23.370	14.439	1,548	23.871	14.786	111
2009	14.439	18.018	1,363	14.786	18.497	100
2010	18.018	23.395	1,217	18.497	24.077	84
2011	23.395	19.955	1,063	24.077	20.589	75
2012	19.955	23.819	949	20.589	24.637	68
Dreyfus Stock Index(1)
2003	27.136	34.486	2,883	27.375	34.877	131
2004	34.486	37.776	2,766	34.877	38.299	144
2005	37.776	39.155	2,412	38.299	39.796	130
2006	39.155	44.773	2,198	39.796	45.621	119
2007	44.773	46.657	1,912	45.621	47.659	151
2008	46.657	29.036	1,620	47.659	29.734	135
2009	29.036	36.317	1,433	29.734	37.283	120
2010	36.317	41.291	1,280	37.283	42.496	98
2011	41.291	41.648	1,041	42.496	42.970	96
2012	41.648	47.723	939	42.970	49.361	80
Fidelity VIP Asset Manager
2005	25.668	26.441	2,308	26.023	26.874	83
2006	26.441	28.093	2,070	26.874	28.624	74
2007	28.093	32.126	1,790	28.624	32.815	88
2008	32.126	22.672	1,616	32.815	23.216	79
2009	22.672	28.981	1,451	23.216	29.751	73
2010	28.981	32.785	1,282	29.751	33.741	62
2011	32.785	31.628	1,158	33.741	32.632	56
2012	31.628	35.222	1,067	32.632	36.430	50
2013	35.222	40.349	961	36.430	41.838	45
2014	40.349	42.277	882	41.838	43.947	42
Fidelity VIP Contrafund
2005	10.563	12.199	975	10.677	12.362	34
2006	12.199	13.459	1,382	12.362	13.672	42
2007	13.459	15.630	1,405	13.672	15.918	101
2008	15.630	8.868	1,394	15.918	9.054	93
2009	8.868	11.894	1,397	9.054	12.174	89
2010	11.894	13.769	1,335	12.174	14.128	68
2011	13.769	13.253	1,178	14.128	13.632	60
2012	13.253	15.239	1,147	13.632	15.714	58
2013	15.239	19.757	1,077	15.714	20.425	51
2014	19.757	21.840	1002	20.425	22.635	49

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Equity-Income(1)
2003	19.312	24.918	2,772	19.481	25.200	59
2004	24.918	27.515	2,736	25.200	27.896	88
2005	27.515	28.839	2,551	27.896	29.311	85
2006	28.839	34.318	2,482	29.311	34.967	88
2007	34.318	34.496	2,121	34.967	35.237	191
2008	34.496	19.585	1,759	35.237	20.056	158
2009	19.585	25.248	1,543	20.056	25.919	157
2010	25.248	28.783	1,383	25.919	29.623	121
2011	28.783	28.774	1,167	29.623	29.687	116
2012	28.774	33.418	1,051	29.687	34.565	109
2013	33.418	39.194	996	34.565	40.577	106
Fidelity VIP Growth
2005	35.633	37.324	3,151	36.127	37.936	119
2006	37.324	39.484	2,795	37.936	40.232	105
2007	39.484	49.632	2,448	40.232	50.698	155
2008	49.632	25.960	2,130	50.698	26.585	129
2009	25.960	32.972	1,891	26.585	33.850	121
2010	32.972	40.536	1,679	33.850	41.719	96
2011	40.536	40.213	1,444	41.719	41.491	87
2012	40.213	45.662	1,333	41.491	47.230	82
2013	45.662	61.634	1,191	47.230	63.910	73
2014	61.634	67.915	1096	63.910	70.599	71
Fidelity® VIP Money Market (Pending Allocation Account)
2005	15.189	15.649	3	15.214	15.673	1*
2006	15.649	16.412	3	15.673	16.438	1*
2007	16.412	17.267	20	16.438	17.295	1*
2008	17.267	17.788	3	17.295	17.818	1*
2009	17.788	17.916	1*	N/A	N/A	N/A
2010	17.916	17.960	1*	17.946	17.991	1*
2011	17.960	17.979	2	17.991	18.008	1*
2012	17.979	18.004	1*	18.008	18.030	1*
2013	18.004	18.009	1*	18.030	18.036	1*
2014	18.009	18.010	1*	18.036	18.038	1*
Janus Aspen Global Research
2005	12.275	12.866	1,363	12.446	13.077	89
2006	12.866	15.057	1,168	13.077	15.342	83
2007	15.057	16.342	1,054	15.342	16.694	101
2008	16.342	8.953	914	16.694	9.169	90
2009	8.953	12.206	836	9.169	12.531	83
2010	12.206	13.998	759	12.531	14.407	60
2011	13.998	11.954	625	14.407	12.334	58
2012	11.954	14.212	567	12.334	14.701	54
2013	14.212	18.071	502	14.701	18.738	47
2014	18.071	19.223	464	18.738	19.983	42
LVIP Baron Growth Opportunities(5)
2005	25.916	26.522	902	26.278	26.959	43
2006	26.522	30.334	760	26.959	30.911	49
2007	30.334	31.059	666	30.911	31.730	82
2008	31.059	18.716	572	31.730	19.168	60
2009	18.716	25.631	524	19.168	26.316	58
2010	25.631	32.071	468	26.316	33.010	42
2011	32.071	33.029	385	33.010	34.082	35
2012	33.029	38.666	334	34.082	39.998	29
2013	38.666	53.619	325	39.998	55.605	26
2014	53.619	55.663	286	55.605	57.869	20
LVIP BlackRock Emerging Markets RPM
2014	10.140	9.300	3	N/A	9.314	N/A
LVIP BlackRock Inflation Protected Bond
2012	10.036	10.259	7	N/A	N/A	N/A
2013	10.259	9.310	102	10.000	9.348	1*
2014	9.310	9.505	84	9.348	9.568	4

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007	10.091	8.265	5	8.946	8.278	1*
2008	8.265	4.743	18	8.278	4.762	1*
2009	4.743	6.472	54	4.762	6.515	2
2010	6.472	7.560	80	6.515	7.628	4
2011	7.560	6.835	69	7.628	6.915	5
2012	6.835	8.438	68	6.915	8.557	6
2013	8.438	8.630	70	8.557	8.774	7
2014	8.630	9.731	54	8.774	9.918	7
LVIP Columbia Small-Mid Cap Growth RPM
2014	10.153	10.147	1*	N/A	10.163	N/A
LVIP Delaware Bond
2005	10.551	10.722	221	10.567	10.765	6
2006	10.722	11.115	321	10.765	11.188	8
2007	11.115	11.604	376	11.188	11.709	24
2008	11.604	11.153	489	11.709	11.281	37
2009	11.153	13.129	534	11.281	13.313	33
2010	13.129	14.101	542	13.313	14.336	28
2011	14.101	15.027	503	14.336	15.315	29
2012	15.027	15.861	471	15.315	16.205	28
2013	15.861	15.341	354	16.205	15.713	20
2014	15.341	16.096	304	15.713	16.528	11
LVIP Delaware Diversified Floating Rate
2011	9.976	9.762	1*	N/A	N/A	N/A
2012	9.762	10.049	3	N/A	N/A	N/A
2013	10.049	9.999	13	N/A	N/A	N/A
2014	9.999	9.936	75	10.126	10.027	1*
LVIP Delaware Foundation Aggressive Allocation
2009	9.861	11.988	1*	10.539	12.004	1*
2010	11.988	13.350	5	12.004	13.401	1*
2011	13.350	12.950	8	13.401	13.031	1*
2012	12.950	14.525	11	13.031	14.653	1*
2013	14.525	17.290	13	14.653	17.487	1*
2014	17.290	17.862	16	17.487	18.110	1*
LVIP Delaware Foundation Conservative Allocation(6)
2005	11.013	11.397	68	11.029	11.444	1*
2006	11.397	12.476	79	11.444	12.559	1*
2007	12.476	12.918	76	12.559	13.038	25
2008	12.918	9.342	68	13.038	9.452	18
2009	9.342	11.362	70	9.452	11.524	15
2010	11.362	12.422	66	11.524	12.631	16
2011	12.422	12.573	62	12.631	12.817	17
2012	12.573	13.771	65	12.817	14.073	17
2013	13.771	14.907	66	14.073	15.272	17
2014	14.907	15.478	66	15.272	15.897	18
LVIP Delaware Foundation Moderate Allocation
2009	10.910	11.800	1*	N/A	N/A	N/A
2010	11.800	12.970	12	N/A	N/A	N/A
2011	12.970	12.875	18	13.216	12.952	1*
2012	12.875	14.188	22	12.952	14.302	1*
2013	14.188	16.047	31	14.302	16.219	1*
2014	16.047	16.623	32	16.219	16.843	1*

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Growth and Income
2005	8.741	9.134	632	8.835	9.255	32
2006	9.134	10.161	630	9.255	10.321	33
2007	10.161	10.675	596	10.321	10.871	49
2008	10.675	6.789	553	10.871	6.930	37
2009	6.789	8.380	486	6.930	8.576	34
2010	8.380	9.370	424	8.576	9.613	29
2011	9.370	9.388	362	9.613	9.656	28
2012	9.388	10.718	328	9.656	11.052	26
2013	10.718	14.140	323	11.052	14.617	26
2014	14.140	15.845	328	14.617	16.420	29
LVIP Delaware Social Awareness
2005	13.349	14.805	1,255	13.534	15.048	81
2006	14.805	16.462	1,228	15.048	16.774	81
2007	16.462	16.782	1,119	16.774	17.143	98
2008	16.782	10.897	1,017	17.143	11.160	85
2009	10.897	14.026	920	11.160	14.399	77
2010	14.026	15.493	841	14.399	15.945	64
2011	15.493	15.437	702	15.945	15.927	59
2012	15.437	17.619	653	15.927	18.224	51
2013	17.619	23.669	600	18.224	24.543	47
2014	23.669	26.996	550	24.543	28.063	44
LVIP Global Income
2009	10.256	10.805	6	N/A	N/A	N/A
2010	10.805	11.733	13	10.819	11.778	1*
2011	11.733	11.742	20	11.778	11.817	1*
2012	11.742	12.520	20	11.817	12.631	1*
2013	12.520	12.045	22	12.631	12.183	1*
2014	12.045	12.157	25	12.183	12.326	1*
LVIP JPMorgan Mid Cap Value RPM
2014	10.037	10.517	16	N/A	10.534	N/A
LVIP Managed Risk Profile 2010
2007	9.998	10.493	5	10.460	10.509	1*
2008	10.493	7.904	47	10.509	7.936	8
2009	7.904	9.735	65	7.936	9.799	9
2010	9.735	10.744	68	9.799	10.841	9
2011	10.744	10.770	56	10.841	10.895	10
2012	10.770	11.573	66	10.895	11.737	1*
2013	11.573	12.481	66	11.737	12.689	1*
2014	12.481	12.947	43	12.689	13.197	1*
LVIP Managed Risk Profile 2020
2007	10.001	10.337	10	9.924	10.353	1*
2008	10.337	7.482	122	10.353	7.512	1*
2009	7.482	9.309	141	7.512	9.369	4
2010	9.309	10.325	212	9.369	10.418	4
2011	10.325	10.242	189	10.418	10.360	7
2012	10.242	10.990	186	10.360	11.144	8
2013	10.990	12.092	174	11.144	12.292	8
2014	12.092	12.497	172	12.292	12.736	8
LVIP Managed Risk Profile 2030
2007	10.045	10.444	8	10.342	10.461	1*
2008	10.444	7.157	70	10.461	7.187	1*
2009	7.157	9.067	176	7.187	9.127	2
2010	9.067	10.103	224	9.127	10.195	2
2011	10.103	9.946	246	10.195	10.062	3
2012	9.946	10.624	275	10.062	10.775	3
2013	10.624	11.965	309	10.775	12.165	3
2014	11.965	12.338	353	12.165	12.576	8

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2040
2007	10.072	10.269	3	9.914	10.285	2
2008	10.269	6.553	36	10.285	6.579	2
2009	6.553	8.496	59	6.579	8.551	2
2010	8.496	9.560	81	8.551	9.647	2
2011	9.560	9.327	100	9.647	9.435	2
2012	9.327	9.892	123	9.435	10.032	2
2013	9.892	11.413	138	10.032	11.604	2
2014	11.413	11.693	148	11.604	11.918	1*
LVIP Managed Risk Profile 2050
2011	9.925	9.213	29	N/A	N/A	N/A
2012	9.213	9.667	3	N/A	N/A	N/A
2013	9.667	11.393	13	N/A	N/A	N/A
2014	11.393	11.612	27	N/A	11.719	N/A
LVIP Managed Risk Profile Conservative
2005	10.000	10.304	12	10.148	10.319	1*
2006	10.304	11.155	178	10.319	11.198	2
2007	11.155	11.902	250	11.198	11.979	5
2008	11.902	9.611	260	11.979	9.697	5
2009	9.611	11.880	262	9.697	12.016	6
2010	11.880	12.997	283	12.016	13.179	3
2011	12.997	13.341	154	13.179	13.562	3
2012	13.341	14.500	154	13.562	14.776	3
2013	14.500	15.755	124	14.776	16.096	2
2014	15.755	16.488	111	16.096	16.886	2
LVIP Managed Risk Profile Growth
2005	10.049	10.701	39	10.306	10.715	1*
2006	10.701	12.093	126	10.715	12.139	4
2007	12.093	13.147	292	12.139	13.230	13
2008	13.147	8.666	357	13.230	8.743	16
2009	8.666	11.071	394	8.743	11.196	16
2010	11.071	12.355	408	11.196	12.526	13
2011	12.355	12.231	405	12.526	12.432	13
2012	12.231	13.217	379	12.432	13.468	13
2013	13.217	14.858	382	13.468	15.178	12
2014	14.858	15.220	348	15.178	15.587	12
LVIP Managed Risk Profile Moderate
2005	10.006	10.524	32	10.415	10.540	1*
2006	10.524	11.674	206	10.540	11.721	10
2007	11.674	12.629	319	11.721	12.711	29
2008	12.629	9.175	412	12.711	9.258	25
2009	9.175	11.631	353	9.258	11.765	23
2010	11.631	12.892	356	11.765	13.074	22
2011	12.892	12.913	347	13.074	13.128	23
2012	12.913	14.010	337	13.128	14.279	21
2013	14.010	15.515	338	14.279	15.853	21
2014	15.515	15.998	300	15.853	16.387	22
LVIP Mondrian International Value
2005	12.255	13.655	113	12.274	13.710	5
2006	13.655	17.576	419	13.710	17.691	11
2007	17.576	19.400	571	17.691	19.576	62
2008	19.400	12.166	450	19.576	12.307	54
2009	12.166	14.603	370	12.307	14.809	56
2010	14.603	14.814	308	14.809	15.061	34
2011	14.814	14.048	256	15.061	14.318	32
2012	14.048	15.246	217	14.318	15.578	30
2013	15.246	18.391	195	15.578	18.838	28
2014	18.391	17.746	178	18.838	18.223	28

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Bond Index
2009	10.121	10.385	7	10.454	10.399	3
2010	10.385	10.895	39	10.399	10.937	5
2011	10.895	11.584	49	10.937	11.658	1*
2012	11.584	11.911	54	11.658	12.016	5
2013	11.911	11.490	53	12.016	11.620	1*
2014	11.490	12.030	49	11.620	12.197	1*
LVIP SSgA Emerging Markets 100
2009	10.051	13.640	41	11.245	13.659	1*
2010	13.640	17.255	77	13.659	17.322	1*
2011	17.255	14.531	76	17.322	14.624	3
2012	14.531	16.207	76	14.624	16.351	2
2013	16.207	15.592	73	16.351	15.770	2
2014	15.592	14.916	73	15.770	15.125	4
LVIP SSgA Global Tactical Allocation RPM(7)
2005	10.006	10.939	18	10.134	10.955	1*
2006	10.939	12.622	84	10.955	12.672	1*
2007	12.622	13.873	151	12.672	13.962	5
2008	13.873	8.178	195	13.962	8.251	6
2009	8.178	10.590	157	8.251	10.712	8
2010	10.590	11.400	162	10.712	11.560	8
2011	11.400	11.312	152	11.560	11.499	5
2012	11.312	12.448	144	11.499	12.686	5
2013	12.448	13.533	137	12.686	13.826	5
2014	13.533	13.931	131	13.826	14.268	6
LVIP SSgA International Index
2009	10.140	12.116	5	N/A	N/A	N/A
2010	12.116	12.841	9	N/A	N/A	N/A
2011	12.841	11.139	6	13.266	11.211	1*
2012	11.139	13.028	8	11.211	13.145	1*
2013	13.028	15.605	10	13.145	15.785	1*
2014	15.605	14.547	12	15.785	14.757	1*
LVIP SSgA S&P 500 Index
2012	9.836	10.727	2	N/A	N/A	N/A
2013	10.727	14.019	7,232	10.000	14.075	679
2014	14.019	15.743	6484	14.075	15.846	648
LVIP SSgA Small-Cap Index
2012	10.096	10.921	1*	N/A	N/A	N/A
2013	10.921	14.911	2,065	10.000	14.972	151
2014	14.911	15.453	1838	14.972	15.555	142
LVIP T. Rowe Price Structured Mid-Cap Growth
2005	11.407	12.402	1,884	11.565	12.605	112
2006	12.402	13.417	1,652	12.605	13.672	103
2007	13.417	15.089	1,451	13.672	15.413	127
2008	15.089	8.548	1,309	15.413	8.754	115
2009	8.548	12.385	1,203	8.754	12.715	106
2010	12.385	15.741	1,087	12.715	16.200	81
2011	15.741	14.981	931	16.200	15.457	75
2012	14.981	17.250	846	15.457	17.843	58
2013	17.250	23.021	805	17.843	23.872	52
2014	23.021	25.433	722	23.872	26.439	52
LVIP Templeton Growth RPM
2014	10.187	9.497	3	N/A	9.512	N/A

	Standard			Breakpoint
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2005	5.979	6.168	256	6.043	6.250	21
2006	6.168	6.697	274	6.250	6.803	20
2007	6.697	7.984	269	6.803	8.131	25
2008	7.984	4.678	257	8.131	4.776	23
2009	4.678	6.416	226	4.776	6.566	21
2010	6.416	7.073	209	6.566	7.257	16
2011	7.073	6.604	195	7.257	6.793	15
2012	6.604	7.610	181	6.793	7.847	18
2013	7.610	9.455	167	7.847	9.774	13
2014	9.455	9.862	161	9.774	10.220	13
NB AMT Large Cap Value
2005	14.309	16.723	683	14.508	16.998	46
2006	16.723	18.584	602	16.998	18.936	37
2007	18.584	20.116	475	18.936	20.549	51
2008	20.116	9.481	409	20.549	9.709	40
2009	9.481	14.651	369	9.709	15.041	39
2010	14.651	16.777	336	15.041	17.267	24
2011	16.777	14.724	269	17.267	15.191	22
2012	14.724	16.997	234	15.191	17.581	19
2013	16.997	22.067	227	17.581	22.883	17
2014	22.067	24.000	213	22.883	24.949	15
NB AMT Mid Cap Growth(1)
2003	4.005	5.078	234	4.027	5.119	3
2004	5.078	5.847	312	5.119	5.910	9
2005	5.847	6.585	508	5.910	6.672	12
2006	6.585	7.477	600	6.672	7.595	19
2007	7.477	9.070	1,084	7.595	9.236	60
2008	9.070	5.085	974	9.236	5.192	53
2009	5.085	6.626	905	5.192	6.781	70
2010	6.626	8.469	833	6.781	8.689	40
2011	8.469	8.424	720	8.689	8.664	38
2012	8.424	9.376	666	8.664	9.667	36
2013	9.376	10.731	620	9.667	11.075	36
T. Rowe Price International Stock
2005	13.965	16.043	1,284	14.158	16.305	51
2006	16.043	18.915	1,190	16.305	19.273	48
2007	18.915	21.167	1,038	19.273	21.622	70
2008	21.167	10.750	914	21.622	11.008	59
2009	10.750	16.219	844	11.008	16.650	57
2010	16.219	18.379	747	16.650	18.915	41
2011	18.379	15.860	645	18.915	16.364	34
2012	15.860	18.598	596	16.364	19.236	31
2013	18.598	21.000	546	19.236	21.776	29
2014	21.000	20.534	489	21.776	21.345	31
*	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(3)	Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.
(4)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(5)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(6)	Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.
(7)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln National Variable Annuity Account L of
The Lincoln National Life Insurance Company
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the “Contracts”), dated May 1, 2015. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln Life at 1-800-341-0441, or by visiting www.LincolnFinancial.com.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Annuity Payouts	B-2
Determination of Accumulation and Annuity Unit Value	B-3
Capital Markets	B-3
This SAI is not a prospectus.
The date of this SAI is May 1, 2015.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account L as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible toLincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $1,720,320, $1,746,647 and $1,631,195 to LFN and Selling Firms in 2012, 2013 and 2014, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Table modified, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
•	the annuity commencement date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.
Systematic Transfer—The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.
Account Sweep—The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.
Portfolio Rebalancing—Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.
Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 consolidated financial statements of Lincoln Life appear on the following pages.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2014 and 2013

0

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $78,039; 2013 – $75,585)	$85,421	$79,178
Variable interest entities’ fixed maturity securities (amortized cost: 2014 – $587; 2013 – $682)	598	697
Equity securities (cost: 2014 – $216; 2013 – $182)	231	201
Trading securities	1,966	2,190
Mortgage loans on real estate	7,387	7,029
Real estate	14	26
Policy loans	2,645	2,651
Derivative investments	1,763	617
Other investments	1,551	1,208
Total investments	101,576	93,797
Cash and invested cash	3,224	630
Deferred acquisition costs and value of business acquired	8,155	8,859
Premiums and fees receivable	480	424
Accrued investment income	1,016	1,002
Reinsurance recoverables	6,926	7,075
Reinsurance related embedded derivatives	-	159
Funds withheld reinsurance assets	655	781
Goodwill	2,273	2,273
Other assets	3,940	5,373
Separate account assets	125,265	117,135
Total assets	$253,510	$237,508

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,225	$17,627
Other contract holder funds	74,561	73,530
Short-term debt	2	51
Long-term debt	2,662	2,600
Reinsurance related embedded derivatives	109	-
Funds withheld reinsurance liabilities	4,441	3,111
Deferred gain on business sold through reinsurance	220	297
Payables for collateral on investments	4,311	2,865
Variable interest entities’ liabilities	13	27
Other liabilities	5,804	5,421
Separate account liabilities	125,265	117,135
Total liabilities	236,613	222,664

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,652	10,636
Retained earnings	3,066	2,778
Accumulated other comprehensive income (loss)	3,179	1,430
Total stockholder’s equity	16,897	14,844
Total liabilities and stockholder’s equity	$253,510	$237,508

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$2,371	$2,339	$2,290
Fee income	4,608	4,008	3,626
Net investment income	4,648	4,561	4,551
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(25)	(75)	(242)
Portion of loss recognized in other comprehensive income	10	10	103
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(65)	(139)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(509)	122	16
Total realized gain (loss)	(524)	57	(123)
Amortization of deferred gain on business sold through reinsurance	69	69	77
Other revenues	867	426	396
Total revenues	12,039	11,460	10,817
Expenses
Interest credited	2,492	2,468	2,424
Benefits	4,354	3,613	2,939
Commissions and other expenses	3,876	3,526	3,838
Interest and debt expense	103	93	110
Total expenses	10,825	9,700	9,311
Income (loss) before taxes	1,214	1,760	1,506
Federal income tax expense (benefit)	220	431	344
Net income (loss)	994	1,329	1,162
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	1,610	(2,355)	1,071
Unrealized other-than-temporary impairment on available-for-sale securities	20	27	(2)
Unrealized gain (loss) on derivative instruments	122	(96)	(31)
Funded status of employee benefit plans	(3)	(6)	2
Total other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Comprehensive income (loss)	$2,743	$(1,101)	$2,202

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$10,636	$10,620	$10,605
Stock compensation/issued for benefit plans	16	16	15
Balance as of end-of-year	10,652	10,636	10,620

Retained Earnings
Balance as of beginning-of-year	2,778	2,089	1,532
Net income (loss)	994	1,329	1,162
Dividends declared	(706)	(640)	(605)
Balance as of end-of-year	3,066	2,778	2,089

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,430	3,860	2,820
Other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Balance as of end-of-year	3,179	1,430	3,860
Total stockholder’s equity as of end-of-year	$16,897	$14,844	$16,569

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$994	$1,329	$1,162
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(535)	(539)	(283)
Trading securities purchases, sales and maturities, net	310	131	202
Change in premiums and fees receivable	(56)	(42)	27
Change in accrued investment income	(14)	(16)	(37)
Change in future contract benefits and other contract holder funds	1,407	(232)	(1,277)
Change in reinsurance related assets and liabilities	(960)	68	1,438
Change in federal income tax accruals	48	437	208
Realized (gain) loss	524	(57)	123
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(77)
Proceeds from reinsurance recapture	422	-	-
Change in cash management agreement investment	329	(29)	(359)
Other	249	(85)	(72)
Net cash provided by (used in) operating activities	2,649	896	1,055

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,306)	(11,002)	(11,021)
Sales of available-for-sale securities	1,120	954	1,098
Maturities of available-for-sale securities	4,984	5,952	5,757
Purchases of other investments	(5,013)	(2,481)	(2,112)
Sales or maturities of other investments	4,411	2,494	2,009
Increase (decrease) in payables for collateral on investments	1,446	(1,256)	374
Proceeds (outflows) from business ceded, recaptured and novated	(3)	(22)	35
Other	(82)	(95)	(130)
Net cash provided by (used in) investing activities	(1,443)	(5,456)	(3,990)

Cash Flows from Financing Activities
Issuance of long-term debt, net of issuance costs	-	311	-
Issuance (decrease) in short-term debt	(49)	23	18
Proceeds from sales leaseback transaction	83	-	-
Deposits of fixed account values, including the fixed portion of variable	10,363	10,466	10,667
Withdrawals of fixed account values, including the fixed portion of variable	(5,775)	(5,230)	(5,618)
Transfers to and from separate accounts, net	(2,509)	(3,001)	(2,091)
Common stock issued for benefit plans and excess tax benefits	(19)	(17)	(2)
Dividends paid to common and preferred stockholders	(706)	(640)	(605)
Net cash provided by (used in) financing activities	1,388	1,912	2,369

Net increase (decrease) in cash and invested cash	2,594	(2,648)	(566)
Cash and invested cash as of beginning-of-year	630	3,278	3,844
Cash and invested cash as of end-of-year	$3,224	$630	$3,278

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 23 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Federal Communications Commission (“FCC”) licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $64 million, $62 million and $71 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures, fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

As of October 1, 2014, the results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.  See Note 2 for more information regarding the change to our discontinued operations policy.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our consolidated financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to the sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding the sale of LFM, see Note 3.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our consolidated financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 consolidated financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to LPs, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarify when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On December 7, 2014, we entered into a stock purchase agreement with Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC (“Entercom”), pursuant to which we agreed to sell LFM to Entercom for $105 million consisting of cash and perpetual cumulative convertible preferred stock of Entercom Parent.  The transaction is subject to FCC, Hart-Scott-Rodino (“H-S-R”) and other customary regulatory approvals and closing conditions.  As a result of a request for additional information under the H-S-R Act, closing may be delayed beyond the second quarter of 2015.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that will be sold to fair value less cost to sell and have reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

We completed a reinsurance transaction during 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(32)
DAC and VOBA	(148)
Reinsurance recoverables	547
Total assets	$367

Liabilities
Other contract holder funds	$(44)
Deferred gain on business sold through reinsurance	(233)
Funds withheld reinsurance liabilities	676
Other liabilities	(32)
Total liabilities	$367

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

We completed a reinsurance transaction during 2012 whereby we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

Assets
Cash and invested cash	$119
Other assets	(34)
Total assets	$85

Liabilities
Reinsurance related embedded derivatives	$39
Other liabilities	45
Total liabilities	$84

Revenues and Expenses
Benefits	$290
Commissions and other expenses	(289)
Net income (loss)	$1

Business Novated

We completed a reinsurance transaction during 2012 whereby Lincoln Reinsurance Company of Vermont II (“LRCVII”) novated SUL business to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(52)
Total assets	$(52)

Liabilities
Reinsurance related embedded derivatives	$(18)
Deferred gain on business sold through reinsurance	8
Long-term debt	(500)
Funds withheld reinsurance liabilities	500
Other liabilities	(16)
Total liabilities	$(26)

Revenue and Expenses
Net investment income	$(13)
Benefits	13
Net income (loss)	$(26)

5.  VIE

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2014:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB-	Ba2
Current rating of underlying reference obligations	AA - BB	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference obligations by industry and rating as of December 31, 2014:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	6.4%	2.1%	0.0%	0.0%	0.0%	10.6%
Telecommunications	0.0%	0.0%	3.5%	6.1%	1.4%	0.0%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.3%	4.3%	0.0%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	2.6%	2.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	2.2%	1.2%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	0.7%	1.6%	1.0%	0.0%	0.0%	0.0%	3.3%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.7%	14.2%	17.5%	5.5%	0.3%	0.3%	42.5%
Total	0.6%	14.1%	38.7%	36.9%	9.1%	0.3%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2014			As of December 31, 2013
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans	N/A	$-	$598	N/A	$-	$595
U.S. government bonds	N/A	-	-	N/A	-	102
Total assets (1)	-	$-	$598	-	$-	$697

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$13	2	$600	$27
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$13	4	$600	$27

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2014.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2014	2013
Non-Qualifying Hedges
Credit default swaps	$14	$101
Contingent forwards	-	-
Total non-qualifying hedges (1)	$14	$101

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we concluded are VIEs.  We receive returns from the LPs in the form of income tax credits, and our exposure to loss is limited to the capital we invest in the LPs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  Our maximum exposure to loss was $60 million and $77 million as of December 31, 2014 and 2013, respectively.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,495	$398	$42	$73,055
ABS	1,037	82	2	39	1,078
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	256	3	17	4,033
CMBS	532	25	-	10	547
CLOs	374	3	2	-	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs' fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,950	449	108	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,966	$450	$108	$86,250

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$64,257	$4,189	$1,109	$43	$67,294
ABS	1,166	58	32	45	1,147
U.S. government bonds	314	25	14	-	325
Foreign government bonds	498	45	1	-	542
RMBS	3,939	244	9	30	4,144
CMBS	686	33	4	17	698
CLOs	232	-	1	6	225
State and municipal bonds	3,549	302	27	-	3,824
Hybrid and redeemable preferred securities	944	86	51	-	979
VIEs' fixed maturity securities	682	15	-	-	697
Total fixed maturity securities	76,267	4,997	1,248	141	79,875
Equity securities	182	19	-	-	201
Total AFS securities	$76,449	$5,016	$1,248	$141	$80,076

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,188	$2,237
Due after one year through five years	16,990	18,321
Due after five years through ten years	21,950	22,861
Due after ten years	32,795	37,645
Subtotal	73,923	81,064
MBS	4,329	4,580
CLOs	374	375
Total fixed maturity AFS securities	$78,626	$86,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$16,457	$998	$915	$154	$17,372	$1,152
ABS	163	6	318	71	481	77
U.S. government bonds	151	14	-	-	151	14
Foreign government bonds	69	1	-	-	69	1
RMBS	455	15	259	24	714	39
CMBS	109	7	43	14	152	21
CLOs	136	3	50	4	186	7
State and municipal bonds	359	20	24	7	383	27
Hybrid and redeemable
preferred securities	58	6	195	45	253	51
Total fixed maturity securities	17,957	1,070	1,804	319	19,761	1,389
Equity securities	-	-	-	-	-	-
Total AFS securities	$17,957	$1,070	$1,804	$319	$19,761	$1,389

Total number of AFS securities in an unrealized loss position						1,449

For information regarding our investments in VIEs, see Note 5.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1.  Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

	As of December 31, 2014
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,057	$997	$60
AFS securities backed by pools of commercial mortgages	150	140	10
Total	$1,207	$1,137	$70

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$929	$871	$58
AFS securities backed by pools of commercial mortgages	13	12	1
Total	$942	$883	$59

	As of December 31, 2013
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,198	$1,087	$111
AFS securities backed by pools of commercial mortgages	193	169	24
Total	$1,391	$1,256	$135

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$871	$774	$97
AFS securities backed by pools of commercial mortgages	29	23	6
Total	$900	$797	$103

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	4
Six months or greater, but less than nine months	7	3	-	1
Nine months or greater, but less than twelve months	56	18	-	4
Twelve months or greater	340	89	81	92
Total	$404	$110	$81	101

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $831 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$378	$402	$380
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	37	98
Credit losses on securities for which an OTTI was previously recognized	15	40	59
Decreases attributable to:
Securities sold, paid down or matured	(37)	(101)	(135)
Balance as of end-of-year	$360	$378	$402

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2014
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$38	$5	$9	$34	$20
ABS	217	31	22	226	101
RMBS	417	24	7	434	180
CMBS	46	4	10	40	59
Total	$718	$64	$48	$734	$360

	As of December 31, 2013
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$53	$-	$16	$37	$32
ABS	199	18	32	185	94
RMBS	513	17	17	513	175
CMBS	34	3	12	25	77
Total	$799	$38	$77	$760	$378

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2014	2013
Fixed maturity securities:
Corporate bonds	$1,434	$1,650
ABS	32	33
U.S. government bonds	278	272
Foreign government bonds	24	24
RMBS	132	152
CMBS	4	7
CLOs	9	2
State and municipal bonds	21	20
Hybrid and redeemable preferred securities	32	30
Total trading securities	$1,966	$2,190

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2014,  2013 and 2012,  was $40 million,  $(166) million and $53 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 24%  and 9%, respectively, of mortgage loans on real estate as of December 31, 2014 and 23% and 9%, respectively, of mortgage loans on real estate as of December 31, 2013.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$7,386	$7,026
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Unamortized premium (discount)	4	6
Total carrying value	$7,387	$7,029

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2014	2013
Number of impaired mortgage loans on real estate	3	3

Principal balance of impaired mortgage loans on real estate	$26	$27
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Carrying value of impaired mortgage loans on real estate	$23	$24

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2014	2013	2012
Balance as of beginning-of-year	$3	$6	$3
Additions	-	3	4
Charge-offs, net of recoveries	-	(6)	(1)
Balance as of end-of-year	$3	$3	$6

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Average carrying value for impaired mortgage loans on real estate	$24	$30	$17
Interest income recognized on impaired mortgage loans on real estate	2	2	1
Interest income collected on impaired mortgage loans on real estate	2	2	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$6,463	87.5%	1.91	$5,898	83.9%	1.79
65% to 74%	622	8.4%	1.55	737	10.5%	1.42
75% to 100%	271	3.7%	0.73	363	5.2%	0.83
Greater than 100%	31	0.4%	0.77	31	0.4%	0.78
Total mortgage loans on real estate	$7,387	100.0%		$7,029	100.0%

Alternative Investments

As of December 31, 2014 and 2013, alternative investments included investments in 156 and 121 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$3,937	$3,876	$3,813
Equity AFS securities	9	6	6
Trading securities	119	130	138
Mortgage loans on real estate	367	377	381
Real estate	3	5	11
Policy loans	153	153	163
Invested cash	1	3	4
Commercial mortgage loan prepayment and bond make-whole premiums	132	107	39
Alternative investments	130	86	125
Consent fees	2	4	3
Other investments	(2)	4	(5)
Investment income	4,851	4,751	4,678
Investment expense	(203)	(190)	(127)
Net investment income	$4,648	$4,561	$4,551

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$37	$20	$14
Gross losses	(28)	(89)	(187)
Equity AFS securities:
Gross gains	5	8	1
Gross losses	-	(2)	(9)
Gain (loss) on other investments	4	6	15
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(31)	(27)	2
Total realized gain (loss) related to certain investments	$(13)	$(84)	$(164)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(16)	$(26)
ABS	(8)	(18)	(36)
RMBS	(7)	(28)	(50)
CMBS	(1)	(14)	(47)
CLOs	(2)	(1)	(2)
Total fixed maturity securities	(19)	(77)	(161)
Equity securities	-	(1)	(8)
Gross OTTI recognized in net income (loss)	(19)	(78)	(169)
Associated amortization of DAC, VOBA, DSI, and DFEL	4	13	30
Net OTTI recognized in net income (loss), pre-tax	$(15)	$(65)	$(139)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$11	$11	$118
Change in DAC, VOBA, DSI and DFEL	(1)	(1)	(15)
Net portion of OTTI recognized in OCI, pre-tax	$10	$10	$103

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2014 and 2013, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2014 and 2013, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.2 billion and $2.7 billion, respectively, and a fair value of $3.2 billion and $2.7 billion, respectively.  As of December 31, 2014 and 2013, 88% and 89%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our ABS portfolio rated below investment grade had an amortized cost of $188 million and $262 million, respectively, and a fair value of $171 million and $217 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2014 and 2013, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable held for derivative investments (1)	$1,577	$1,577	$264	$264
Securities pledged under securities lending agreements (2)	204	196	184	178
Securities pledged under repurchase agreements (3)	605	631	530	553
Securities pledged for Term Asset-Backed Securities
Loan Facility (“TALF”) (4)	-	-	36	49
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (5)	1,925	3,151	1,851	3,127
Total payables for collateral on investments	$4,311	$5,555	$2,865	$4,171

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities.  The cash received in these transactions is invested in fixed maturity AFS securities.

(5)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2014	2013	2012
Collateral payable held for derivative investments	$1,313	$(2,243)	$(487)
Securities pledged under securities lending agreements	20	(13)	(3)
Securities pledged under repurchase agreements	75	250	-
Securities pledged for TALF	(36)	(1)	(136)
Investments pledged for FHLBI	74	751	1,000
Total increase (decrease) in payables for collateral on investments	$1,446	$(1,256)	$374

Investment Commitments

As of December 31, 2014, our investment commitments were $1.4 billion, which included $615 million of LPs, $388 million of private placement securities and $372 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.1 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.3 billion and $1.7 billion, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.4 billion and $10.9 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $10.7 billion, respectively, or 11% of our invested assets portfolio.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 22 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges.  These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

We issue indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

We distribute indexed annuity and indexed universal life (“IUL”) contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,091	$369	$198	$2,876	$160	$149
Foreign currency contracts (1)	642	46	21	615	32	46
Total cash flow hedges	2,733	415	219	3,491	192	195
Non-Qualifying Hedges
Interest rate contracts (1)	54,401	989	342	44,620	214	744
Foreign currency contracts (1)	68	-	-	102	-	-
Equity market contracts (1)	24,144	886	243	19,804	956	192
Credit contracts (2)	126	-	3	126	-	2
Embedded derivatives:
GLB reserves (3)	-	174	-	-	1,244	-
GLB reserves (2)	-	-	174	-	-	1,244
Reinsurance related (4)	-	-	109	-	159	-
Indexed annuity and IUL contracts (5)	-	-	1,170	-	-	1,048
Total derivative instruments	$81,472	$2,464	$2,260	$68,143	$2,765	$3,425

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2014
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$2,569	$30,777	$11,676	$11,470	$-	$56,492
Foreign currency contracts (2)	98	126	276	210	-	710
Equity market contracts	13,799	5,746	4,439	20	140	24,144
Credit contracts	-	126	-	-	-	126
Total derivative instruments
with notional amounts	$16,466	$36,775	$16,391	$11,700	$140	$81,472

(1)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2029.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	78	(126)	(41)
Foreign currency contracts	36	(24)	(22)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(22)	(21)	(21)
Foreign currency contracts (1)	-	3	3
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$(22)	$(21)	$(22)
Foreign currency contracts (1)	-	3	3
Total cash flow hedges	(22)	(18)	(19)
Non-Qualifying Hedges
Interest rate contracts (2)	1,304	(998)	26
Foreign currency contracts (2)	(8)	(4)	(8)
Equity market contracts (2)	(215)	(1,306)	(1,014)
Equity market contracts (3)	11	37	(362)
Credit contracts (2)	(1)	9	2
Embedded derivatives:
Other assets – GLB reserves (2)	1,391	(2,153)	-
Other liabilities – GLB reserves (2)	(1,391)	2,153	1,308
Reinsurance related (2)	(242)	352	(50)
Indexed annuity and IUL contracts (2)	(210)	(356)	(136)
Total derivative instruments	$617	$(2,284)	$(253)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Gain (loss) recognized as a component of OCI with
the offset to net investment income	$(22)	$(18)	$(18)

As of December 31, 2014, $19 million of the deferred net losses on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2014 and 2013, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

As of December 31, 2013
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(1)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(2)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2014	2013
Maximum potential payout	$126	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$126	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $3 million as of December 31, 2014, after considering the fair values of the associated investments and counterparties’ credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2014, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into such agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2014, our exposure was $41 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2014		As of December 31, 2013
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$64	$-	$34	$(10)
A+	48	-	19	-
A	1,047	(85)	228	(183)
A-	252	-	207	(123)
BBB+	27	-	79	-
	$1,438	$(85)	$567	$(316)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2014

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

	As of December 31, 2013

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$1,170	$1,403	$2,573
Gross amounts offset	(553)	-	(553)
Net amount of assets	617	1,403	2,020
Gross amounts not offset:
Cash collateral	(251)	-	(251)
Net amount	$366	$1,403	$1,769

Financial Liabilities
Gross amount of recognized liabilities	$580	$2,292	$2,872
Gross amounts offset	(192)	-	(192)
Net amount of liabilities	388	2,292	2,680
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$388	$2,292	$2,680

8.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$104	$211	$(320)
Deferred	116	220	664
Federal income tax expense (benefit)	$220	$431	$344

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$425	$616	$527
Effect of:
Separate account dividend
received deduction	(174)	(145)	(128)
Tax credits	(24)	(35)	(34)
Goodwill	-	-	(2)
Change in uncertain tax positions	(12)	7	(88)
Other items	5	(12)	69
Federal income tax expense (benefit)	$220	$431	$344
Effective tax rate	18%	24%	23%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$49	$(8)
Deferred	(3,306)	(2,278)
Total federal income tax asset (liability)	$(3,257)	$(2,286)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$544	$963
Deferred gain on business sold through reinsurance	(7)	21
Reinsurance related embedded derivative asset	177	17
Investments	317	274
Compensation and benefit plans	198	177
Net operating loss	-	4
Net capital loss	3	-
Tax credits	-	184
VIE	45	4
Other	62	32
Total deferred tax assets	1,339	1,676
Deferred Tax Liabilities
DAC	1,731	1,954
VOBA	(186)	409
Net unrealized gain on AFS securities	3,100	1,273
Net unrealized gain on trading securities	100	86
Intangibles	22	151
Other	(122)	81
Total deferred tax liabilities	4,645	3,954
Net deferred tax asset (liability)	$(3,306)	$(2,278)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, $10 million and $64 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$75	$67
Increases for prior year tax positions	35	-
Decreases for prior year tax positions	(23)	-
Increases for current year tax positions	-	8
Decreases for settlements with taxing authorities	(77)	-
Balance as of end-of-year	$10	$75

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(12) million, $2 million and $(78) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $1 million and $13 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The Company anticipates closing the current exam cycle in 2015.  Furthermore, LNC has filed a protest with the IRS Appeals division for tax years 2005 through 2008.  These years remain open as the Company works with Appeals to finalize the tax computations in these years.  All protested items have been resolved and we anticipate reaching a final settlement in 2015.  The Company does not expect any adjustments that would be material to its consolidated results of operations or its financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$7,690	$6,030	$5,887
Business acquired (sold) through reinsurance	(20)	(67)	(126)
Deferrals	1,525	1,559	1,294
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(956)	(795)	(760)
Unlocking	18	42	(71)
Adjustment related to realized (gains) losses	(58)	(49)	(49)
Adjustment related to unrealized (gains) losses	(672)	970	(145)
Balance as of end-of-year	$7,527	$7,690	$6,030

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,169	$702	$1,055
Business acquired (sold) through reinsurance	2	3	(20)
Deferrals	9	13	12
Amortization:
Amortization, excluding unlocking	(185)	(179)	(225)
Unlocking	(21)	(52)	(23)
Accretion of interest (1)	64	68	73
Adjustment related to realized (gains) losses	(1)	(1)	9
Adjustment related to unrealized (gains) losses	(409)	615	(179)
Balance as of end-of-year	$628	$1,169	$702

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$49
2016	46
2017	43
2018	41
2019	41

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$310	$296	$309
Deferrals	13	10	39
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(37)	(41)	(43)
Unlocking	2	8	14
Adjustment related to realized (gains) losses	(3)	(3)	(5)
Adjustment related to unrealized (gains) losses	-	40	(18)
Balance as of end-of-year	$285	$310	$296

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,899	$1,342	$1,360
Business acquired (sold) through reinsurance	(2)	(7)	(44)
Deferrals	400	319	348
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(326)	(210)	(206)
Unlocking	(50)	(14)	(69)
Adjustment related to realized (gains) losses	(8)	(8)	(5)
Adjustment related to unrealized (gains) losses	(548)	477	(42)
Balance as of end-of-year	$1,365	$1,899	$1,342

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$8,880	$7,833	$7,185
Reinsurance assumed	16	19	18
Reinsurance ceded	(1,917)	(1,505)	(1,287)
Total insurance premiums and fee income	$6,979	$6,347	$5,916

Direct insurance benefits	$5,970	$5,346	$4,717
Reinsurance recoveries netted against benefits	(1,616)	(1,733)	(1,778)
Total benefits	$4,354	$3,613	$2,939

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $676 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.9 billion and $7.1 billion as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.1 billion and $3.2 billion as of December 31, 2014 and 2013, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2014, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2014, included $1.3 billion and $128 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during each of 2014, 2013 and 2012.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014 and 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance and Group Protection reporting units.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012,  our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis.  Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$35	$100	$31
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Other Operations:
FCC licenses (1) (2)	-	-	131	-
Other (2)	-	-	4	3
Total	$105	$35	$240	$34

(1)	No amortization recorded as the intangible asset has indefinite life.
(2)	As of December 31, 2014, LFM’s intangible assets were reclassified as other assets held-for-sale. For more information, see Note 3.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2014, was as follows:

2015	$4
2016	4
2017	4
2018	4
2019	4
Thereafter	45

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$85,917	$79,391
Net amount at risk (2)	183	141
Average attained age of contract holders	62 years	61 years

Minimum Return
Total account value	$135	$151
Net amount at risk (2)	25	27
Average attained age of contract holders	74 years	73 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,021	$25,958
Net amount at risk (2)	597	570
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$73	$104	$84
Changes in reserves	34	(10)	64
Benefits paid	(18)	(21)	(44)
Balance as of end-of-year	$89	$73	$104

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$47,930	$45,590
International equity	18,103	17,707
Bonds	25,742	23,648
Money market	12,173	10,518
Total	$103,948	$97,463

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 35% of total life insurance in-force reserves as of December 31, 2014, and 39% of total sales for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2014	2013
Short-Term Debt
Short-term debt (1)	$2	$51

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$4	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	422	360
6.03% surplus note, due 2028	750	750
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,408	2,346
Total long-term debt	$2,662	$2,600

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2014, were as follows:

2015	$-
2016	4
2017	250
2018	-
2019	-
Thereafter	2,408
Total	$2,662

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2014, was $422 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2014, LNC, LNL’s parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  We dispute the allegations and are vigorously defending this matter.  Plaintiff petitioned the Court to certify a class action, on behalf of all persons who purchased or owned the relevant insurance product between 1999 and 2009, alleging that:  (i) LNL breached the contract by including non-mortality factors in cost of insurance rates; (ii) LNL breached the contract when it charged administrative expenses in excess of set amount; and (iii) LNL breached the contract by failing to adjust cost of insurance rates to reflect improving mortality expectations.  On June 12, 2014, the Court issued an Order denying certification on all of the Plaintiff’s counts and claims except with respect to a single legal issue:  whether the contract was breached as alleged in Count III.  However, any damages arising from this alleged breach would have to be tried on an individual case-by-case basis.  The appellate court granted permission for our interlocutory appeal of the Court’s certification of the single issue class.  The plaintiff has cross-appealed and both appeals are pending.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2014, 2013 and 2012, was $38 million,  $37 million and $36 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2014, were as follows:

2014	$32
2015	29
2016	22
2017	15
2018	7
Thereafter	2
Total	$107

Capital Leases

In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets, which we have classified as a capital lease on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $55 million as of December 31, 2014.  As of December 31, 2013, we did not have any leased assets that met the criteria of a capital lease.  Future minimum lease payments under capital leases (in millions) as of December 31, 2014, were as follows:

2015	$1
2016	1
2017	1
2018	1
2019	86
Total minimum lease payments	90
Less: Amount representing interest	7
Present value of minimum lease payments	$83

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 20%,  17% and 19% of Annuities’ variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented approximately 44%,  47% and 50% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 22%, 19% and 21% of variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented 50%,  54% and 58% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(7) million as of December 31, 2014 and 2013, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,521	$3,876	$2,805
Unrealized holding gains (losses) arising during the year	3,762	(5,569)	2,631
Change in foreign currency exchange rate adjustment	(47)	20	14
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(1,252)	1,835	(1,233)
Income tax benefit (expense)	(865)	1,300	(459)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	14	(63)	(181)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(28)	(1)
Income tax benefit (expense)	6	32	64
Balance as of end-of-year	$3,131	$1,521	$3,876
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(78)	$(105)	$(103)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(11)	(11)	(118)
Change in DAC, VOBA, DSI and DFEL	1	1	15
Income tax benefit (expense)	3	4	35
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	44	58	118
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	(17)
Income tax benefit (expense)	(11)	(17)	(35)
Balance as of end-of-year	$(58)	$(78)	$(105)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Unrealized holding gains (losses) arising during the year	114	(150)	(63)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(22)	(18)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(18)	$(12)	$(14)
Adjustment arising during the year	(5)	(9)	3
Income tax benefit (expense)	2	3	(1)
Balance as of end-of-year	$(21)	$(18)	$(12)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(32)	(28)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(18)	(91)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$44	$58	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	38	50	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(11)	(17)	Federal income tax expense (benefit)
Reclassification, net of income tax	$27	$33	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(22)	$(21)	Net investment income
Foreign currency contracts	-	3	Net investment income
Total gross reclassifications	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	1	1	Commissions and other expenses
Reclassification before income
tax benefit (expense)	(21)	(17)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(13)	$(84)	$(164)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(250)	308	138
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(35)	(39)	16
Associated amortization of DAC, VOBA, DSI and DFEL	6	9	(5)
Variable annuity net derivatives results: (4)
Gross gain (loss)	(150)	(104)	(77)
Associated amortization of DAC, VOBA, DSI and DFEL	(36)	(33)	(31)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(46)	-	-
Total realized gain (loss)	$(524)	$57	$(123)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See LFM in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$2,100	$1,980	$1,972
General and administrative expenses	1,582	1,569	1,553
Expenses associated with reserve financing and unrelated LOCs	31	40	40
DAC and VOBA deferrals and interest, net of amortization	(454)	(656)	(300)
Broker-dealer expenses	302	288	243
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	60	62	66
Taxes, licenses and fees	251	239	244
Restructuring charges	-	-	16
Total	$3,876	$3,526	$3,838

18.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

Obligations, Funded Status and Assumptions

Information (in millions) with respect to our benefit plans’ assets and obligations was as follows:

	As of or For the Years Ended December 31,
	2014	2013	2014	2013

			Other
	Pension Benefits		Postretirement Benefits
Change in Plan Assets
Fair value as of beginning-of-year	$127	$145	$6	$5
Actual return on plan assets	16	(9)	-	1
Company and participant contributions	-	-	3	3
Benefits paid	(10)	(9)	(3)	(3)
Fair value as of end-of-year	133	127	6	6

Change in Benefit Obligation
Balance as of beginning-of-year	115	126	15	17
Interest cost	6	5	1	1
Company and participant contributions	-	-	1	1
Amendments	-	-	-	(1)
Actuarial (gains) losses	16	(7)	2	(1)
Benefits paid	(10)	(9)	(3)	(2)
Balance as of end-of-year	127	115	16	15
Funded status of the plans	$6	$12	$(10)	$(9)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$14	$-	$-
Other liabilities	(3)	(2)	(10)	(9)
Net amount recognized	$6	$12	$(10)	$(9)

Amounts Recognized in
AOCI, Net of Tax
Net (gain) loss	$22	$20	$-	$(1)
Prior service credit	-	-	-	(1)
Net amount recognized	$22	$20	$-	$(2)

Rate of Increase in Compensation
Retiree Life Insurance Plan	N/A	N/A	4.00%	4.00%
All other plans	N/A	N/A	N/A	N/A

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	3.93%	4.50%	4.03%
Expected return on plan assets	5.00%	6.50%	6.50%	6.50%

(1)	Amounts for our U.S. pension plans represent general and administrative expenses.

Consistent with our benefit plans’ year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate this assumption each plan year.  For 2015, our expected return on plan assets will be 5.00% for our pension plans.

The discount rate was determined based on a corporate yield curve as of December 31, 2014, and projected benefit obligation cash flows for the pension plans.  We reevaluate this assumption each plan year.  For 2015, our discount rate will be 4.00% for our pension plans.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans benefit obligation of $7 million, pre-tax.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

	As of or For the
	Years Ended December 31,
	2014	2013	2012
Pre-65 health care cost trend rate	8.00%	7.50%	8.00%
Post-65 health care cost trend rate	6.25%	7.50%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2022	2020	2020

We expect the health care cost trend rate for 2015 to be 8.00% for the pre-65 population and 6.25% for the post-65 population.  A one percent increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.  A one percent decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

	As of December 31,
	2014	2013
Accumulated benefit obligation	$2	$2
Projected benefit obligation	2	2
Fair value of plan assets	-	-

Components of Net Periodic Benefit Cost

The components of net periodic benefit cost (in millions) for our pension and other postretirement plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012	2014	2013	2012
	Pension Benefits			Other Postretirement Benefits
Interest cost	$6	$5	$5	$1	$1	$1
Expected return on plan assets	(6)	(9)	(9)	(1)	-	-
Recognized net actuarial loss (gain)	3	1	1	-	-	-
Recognized actuarial gain due
to curtailments	-	-	-	-	(1)	-
Net periodic benefit cost (recovery)	$3	$(3)	$(3)	$-	$-	$1

We expect our 2015 pension plans’ net periodic benefit cost to be approximately $3 million.

For 2015, the estimated amount of amortization from AOCI into net periodic benefit cost related to net actuarial loss or gain is expected to be a  $4 million loss for our pension plans and less than  a $1 million loss for our other postretirement plans.

Plan Assets

Our pension plans’ asset target allocations by asset category based on estimated fair values were as follows:

	For the Years Ended
	December 31,
	2014	2013

Fixed maturity securities	100%	100%

The investment objectives for the assets related to our pension plans are to:

•	Maintain sufficient liquidity to pay obligations of the plans as they come due;
•	Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
•	Maintain an appropriate asset allocation policy;
•	Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
•	Control costs of administering and managing the plans’ investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent.  Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

Our pension plans’ assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods.  Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

Fair Value of Plan Assets

See “Fair Value Measurement” in Note 1 for discussion of how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurements of our pension plans’ assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2014	2013	2014	2013

			Other
	Pension Plans		Postretirement Benefits
Fixed maturity securities:
Corporate bonds	$30	$86	$-	$-
U.S. government bonds	99	31	-	-
State and municipal bonds	-	9	-	-
Cash and invested cash	4	1	-	-
Other investments	-	-	6	6
Total	$133	$127	$6	$6

Valuation Methodologies and Associated Inputs for Pension Plans’ Assets

The fair value measurements of our pension plans’ assets are based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security’s fair value.  The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices.  Both observable and unobservable inputs are used in the valuation methodologies.  Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants.  In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes.  For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities.  In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix.  This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services’ valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs.  The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value.  This category includes highly liquid debt instruments purchased with a maturity of three months or less.  Due to the nature of these assets, we believe these assets should be classified as Level 2.

Plan Cash Flows

It is our practice to make contributions to our qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under.  We do not expect to be required to make any contributions to these plans in 2015.

For our nonqualified pension and other postretirement benefit plans, we fund benefits as they become due to retirees.  The amount expected to be contributed to the plans during 2015 is less than $1 million and $2 million, respectively.

We expect the following benefit payments (in millions):

	Defined	Other
	Benefit	Post-
	Pension	retirement
	Plans	Plans
2015	$12	$2
2016	10	2
2017	10	1
2018	9	1
2019	9	1
Following five years thereafter	42	5

19.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents.  We make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  For the years ended December 31, 2014,  2013 and 2012, expenses for these plans were $75 million, $70 million and $68 million, respectively.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps.  Participants’ account values change due primarily to investment earnings driven by market fluctuations.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2014	2013
Total liabilities (1)	$423	$398
Investments held to fund liabilities (2)	160	166

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amount of our contribution is calculated in accordance with the plan document.  Expenses (in millions) for this plan were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$10	$9	$7
Increase (decrease) in measurement of
liabilities, net of total return swap	5	11	11
Total	$15	$20	$18

Deferred Compensation Plans for Agents

We sponsor three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of our contributions are calculated in accordance with the plans’ documents.  Expenses (in millions) for these plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$2	$1	$1
Increase (decrease) in measurement of
liabilities, net of total return swap	2	4	5
Total	$4	$5	$6

Deferred Compensation Plan for Non-Employee Directors of LNC

Non-employee directors may defer a portion of their annual cash retainers as defined by the plan.  They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts.  The prescribed “phantom” investment options are identical to those offered in the employees’ deferred compensation plan.  For the years ended December 31, 2014, 2013 and 2012, expenses (income) for this plan were less than $(1) million, less than $1 million and $2 million, respectively.

Deferred Compensation Plan for Former JP Agents

Eligible former agents of JP may defer a portion of their commissions and bonuses as defined by the plan.  Participants may select from “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  For the years ended December 31, 2014,  2013 and 2012, expenses for this plan were $2 million, $2 million and $3 million, respectively.

20.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Stock options	$9	$8	$8
Performance shares	12	10	5
SARs	2	5	1
RSUs and nonvested stock	15	15	17
Total	$38	$38	$31

Recognized tax benefit	$13	$13	$11

21.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, LRCVII, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

	As of December 31,
	2014	2013
U.S. capital and surplus	$7,991	$7,248

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$1,170	$425	$649
U.S. net income (loss)	1,401	495	600
U.S. dividends to LNC holding company	705	640	605

The increase in statutory net income (loss) when comparing 2014 to 2013 was due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

Our states of domicile, Indiana for LNL and New York for LLANY,  have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2014 and 2013.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using the Indiana universal life method	$140	$219
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(39)	(30)
Lesser of LOC and XXX additional reserve as surplus	2,751	2,635

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.3 billion in 2015 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

22.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$85,421	$85,421	$79,178	$79,178
VIEs’ fixed maturity securities	598	598	697	697
Equity securities	231	231	201	201
Trading securities	1,966	1,966	2,190	2,190
Mortgage loans on real estate	7,387	7,838	7,029	7,193
Derivative investments (1)	1,763	1,763	617	617
Other investments	1,551	1,551	1,208	1,208
Cash and invested cash	3,224	3,224	630	630
Reinsurance related embedded derivatives	-	-	159	159
Other assets:
Reinsurance recoverable	174	174	-	-
GLB reserves embedded derivatives (2)	-	-	1,244	1,244
Separate account assets	125,265	125,265	117,135	117,135

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1,170)	(1,170)	(1,048)	(1,048)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(699)	(699)	(809)	(809)
Account values of certain investment contracts	(27,779)	(31,493)	(29,024)	(30,514)
Short-term debt	(2)	(2)	(51)	(51)
Long-term debt	(2,662)	(3,047)	(2,600)	(2,634)
Reinsurance related embedded derivatives	(109)	(109)	-	-
VIEs’ liabilities – derivative instruments	(13)	(13)	(27)	(27)
Other liabilities:
Credit default swaps	(3)	(3)	(2)	(2)
Derivative liabilities (1)	(277)	(277)	(386)	(386)
GLB reserves embedded derivatives (2)	(174)	(174)	(1,244)	(1,244)

Benefit Plans' Assets (3)	139	139	133	133

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for additional detail.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans' Assets	$-	$139	$-	$139

	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$64,322	$2,912	$67,294
ABS	-	1,099	48	1,147
U.S. government bonds	304	21	-	325
Foreign government bonds	-	464	78	542
RMBS	-	4,143	1	4,144
CMBS	-	678	20	698
CLOs	-	47	178	225
State and municipal bonds	-	3,796	28	3,824
Hybrid and redeemable preferred securities	39	874	66	979
VIEs’ fixed maturity securities	102	595	-	697
Equity AFS securities	3	37	161	201
Trading securities	-	2,137	53	2,190
Derivative investments (1)	-	244	1,118	1,362
Cash and invested cash	-	630	-	630
Reinsurance related embedded derivatives	-	159	-	159
Other assets – GLB reserves embedded
derivatives	-	-	1,244	1,244
Separate account assets	1,766	115,369	-	117,135
Total assets	$2,274	$194,615	$5,907	$202,796

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(1,048)	$(1,048)
VIEs’ liabilities – derivative instruments	-	-	(27)	(27)
Other liabilities:
Credit default swaps	-	-	(2)	(2)
Derivative liabilities (1)	-	(879)	(252)	(1,131)
GLB reserves embedded derivatives	-	-	(1,244)	(1,244)
Total liabilities	$-	$(879)	$(2,573)	$(3,452)

Benefit Plans' Assets	$-	$133	$-	$133

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-		174
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs' liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives (5)	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,370	$(25)	$34	$277	$(605)	$2,051
ABS	53	-	1	(3)	(37)	14
U.S. government bonds	1	-	-	-	-	1
Foreign government bonds	97	-	-	(5)	(46)	46
RMBS	158	(3)	3	(8)	(147)	3
CMBS	31	(11)	16	(11)	2	27
CLOs	101	(2)	8	61	(14)	154
State and municipal bonds	-	-	-	32	-	32
Hybrid and redeemable
preferred securities	99	(1)	23	-	(5)	116
Equity AFS securities	56	(8)	13	26	-	87
Trading securities	67	3	4	(2)	(16)	56
Derivative investments	2,484	(823)	73	182	-	1,916
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(399)	(136)	-	(197)	-	(732)
VIEs' liabilities – derivative instruments (6)	(291)	163	-	-	-	(128)
Other liabilities – credit default swaps (7)	(16)	5	-	-	-	(11)
GLB reserves embedded derivatives (5)	(2,217)	1,308	-	-	-	(909)
Total, net	$2,594	$470	$175	$352	$(868)	$2,723

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable
preferred securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$363	$(26)	$(6)	$(49)	$(6)	$276
ABS	-	-	-	(2)	-	(2)
Foreign government bonds	-	-	(5)	-	-	(5)
RMBS	-	-	(6)	(2)	-	(8)
CMBS	-	-	-	(11)	-	(11)
CLOs	72	-	-	(11)	-	61
State and municipal bonds	32	-	-	-	-	32
Equity AFS securities	26	-	-	-	-	26
Trading securities	-	-	-	(2)	-	(2)
Derivative investments	454	(34)	(238)	-	-	182
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(99)	-	-	(98)	-	(197)
Total, net	$848	$(60)	$(255)	$(175)	$(6)	$352

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Derivative investments (1)	$(15)	$(753)	$(823)
Indexed annuity and IUL contracts
embedded derivatives (1)	(37)	(44)	(10)
Other assets – GLB reserves embedded derivatives (1)	(678)	(2,444)	-
VIEs’ liabilities – derivative instruments (1)	14	101	163
Other liabilities:
Credit default swaps (2)	(1)	9	6
GLB reserves embedded derivatives (1)	678	2,444	1,472
Total, net	$(39)	$(687)	$808

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred
securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves
embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS		(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$33	$(638)	$(605)
ABS	2	(39)	(37)
Foreign government bonds	-	(46)	(46)
RMBS	-	(147)	(147)
CMBS	5	(3)	2
CLOs	6	(20)	(14)
Hybrid and redeemable preferred securities	35	(40)	(5)
Trading securities	2	(18)	(16)
Total, net	$83	$(951)	$(868)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,262	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	11.6%
ABS	64	Discounted cash flow	Liquidity/duration adjustment (1)	2.8%	-	3.0%
Foreign government bonds	80	Discounted cash flow	Liquidity/duration adjustment (1)	2.0%	-	3.5%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	7.3%
Other assets – reinsurance
recoverable	174	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,170)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(174)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)

Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

23.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$3,450	$3,044	$2,713
Retirement Plan Services	1,081	1,061	1,015
Life Insurance	5,343	4,781	4,820
Group Protection	2,445	2,260	2,090
Other Operations	406	392	411
Excluded realized gain (loss), pre-tax	(689)	(81)	(235)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,039	$11,460	$10,817

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$901	$715	$608
Retirement Plan Services	154	135	131
Life Insurance	373	464	538
Group Protection	23	71	72
Other Operations	(13)	(5)	(39)
Excluded realized gain (loss), after-tax	(446)	(53)	(152)
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax	2	2	2
Impairment of intangibles, after-tax	-	-	2
Net income (loss)	$994	$1,329	$1,162

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$1,013	$1,022	$1,058
Retirement Plan Services	828	825	797
Life Insurance	2,376	2,317	2,297
Group Protection	180	165	161
Other Operations	251	232	238
Total net investment income	$4,648	$4,561	$4,551

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$346	$374	$307
Retirement Plan Services	37	48	42
Life Insurance	640	441	609
Group Protection	57	53	48
Total amortization of DAC and VOBA, net of interest	$1,080	$916	$1,006

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$225	$159	$117
Retirement Plan Services	48	46	29
Life Insurance	167	225	326
Group Protection	12	38	38
Other Operations	10	(9)	(82)
Excluded realized gain (loss)	(243)	(29)	(83)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Impairment of intangibles	-	-	(2)
Total federal income tax expense (benefit)	$220	$431	$344

	As of December 31,
	2014	2013
Assets
Annuities	$130,509	$119,147
Retirement Plan Services	33,686	32,367
Life Insurance	69,712	67,470
Group Protection	4,239	3,865
Other Operations	15,364	14,659
Total assets	$253,510	$237,508

24.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Interest paid	$104	$91	$134
Income taxes paid (received)	172	(6)	136
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	(500)	-	-
Acquisition of note receivable from affiliate	712	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	88	360	-
Carrying value of liability	(88)	(360)	-
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$15	$11	$367
Carrying value of liabilities	15	11	(367)
Total reinsurance ceded	$30	$22	$-
Reinsurance recaptured:
Carrying value of assets	$-	$-	$(34)
Carrying value of liabilities	-	-	(84)
Total reinsurance recaptured	$-	$-	$(118)
Reinsurance novated:
Carrying value of assets	$-	$-	$-
Carrying value of liabilities	-	-	(26)
Total reinsurance novated	$-	$-	$(26)

25.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2014	2013
Assets with affiliates:
Accrued inter-company interest receivable	$2	$2	Accrued investment income
Bonds	1,410	873	Fixed maturity AFS securities
Ceded reinsurance contracts	(239)	-	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,700	1,559	Reinsurance recoverables
Ceded reinsurance contracts	44	268	Reinsurance related embedded derivatives
Ceded reinsurance contracts	71	51	Other assets
Cash management agreement investment	449	777	Other assets
Promissory note due from LNC	-	-	Fixed maturity AFS securities
Service agreement receivable	48	5	Other assets
Ceded reinsurance contracts	10	202	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	4	4	Other liabilities
Assumed reinsurance contracts	25	407	Future contract benefits
Assumed reinsurance contracts	413	-	Other contract holder funds
Service agreement payable	62	-	Other liabilities
Ceded reinsurance contracts	(53)	-	Other contract holder funds
Ceded reinsurance contracts	3,677	2,244	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	72	1,244	Other liabilities
Inter-company short-term debt	2	51	Short-term debt
Inter-company long-term debt	2,412	2,350	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(574)	$(318)	$(188)	Insurance premiums
Net investment income on intercompany notes	12	5	-	Net investment income
Fees for management of general account	(105)	(103)	(92)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	1,265	(2,153)	-	Realized gain (loss)
Reinsurance related settlements	(1,573)	2,110	-	Realized gain (loss)
Other gains (losses)	(199)	242	-	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	255	(205)	(433)	Benefits
Service agreement payments	76	100	114	Commissions and other
				expenses
Interest expense on inter-company debt	102	92	109	Interest and debt expense
Interest credited on assumed reinsurance contracts	15	-	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Fees for Management of General Account

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company (“LIMCO”), also a wholly-owned subsidiary of LNC.  LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $186 million and $651 million as of December 31, 2014 and 2013, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

26.  Subsequent Events

On March 16, 2015, LNL paid a cash dividend in the amount of $400 million to LNC.

E-78

Lincoln National Variable Annuity Account L

Lincoln National Variable Annuity Account L

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
ABVPSF Global Thematic Growth Class B	$1,969,525	$—	$1,969,525	$464	$54	$1,969,007
ABVPSF Growth Class B	1,488,061	—	1,488,061	2,252	40	1,485,769
American Century VP Balanced Class I	16,086,903	—	16,086,903	15,975	433	16,070,495
American Funds Global Growth Class 2	5,599,479	—	5,599,479	49	150	5,599,280
American Funds Growth Class 2	26,781,215	—	26,781,215	7,083	722	26,773,410
American Funds Growth-Income Class 2	11,880,518	—	11,880,518	2,994	324	11,877,200
American Funds International Class 2	10,765,328	31	10,765,359	—	294	10,765,065
BlackRock Global Allocation V.I. Class I	1,528,398	—	1,528,398	1,486	42	1,526,870
Delaware VIP Diversified Income Standard Class	5,744,758	183	5,744,941	—	156	5,744,785
Delaware VIP High Yield Standard Class	2,828,988	156	2,829,144	—	77	2,829,067
Delaware VIP REIT Service Class	13,518,243	—	13,518,243	8,310	372	13,509,561
Delaware VIP Small Cap Value Service Class	9,892,705	—	9,892,705	4,919	269	9,887,517
Delaware VIP Smid Cap Growth Service Class	5,232,207	—	5,232,207	7,434	143	5,224,630
Deutsche Alternative Asset Allocation VIP Class A	224,379	—	224,379	6	6	224,367
Fidelity VIP Asset Manager Initial Class	39,158,657	—	39,158,657	36,377	1,062	39,121,218
Fidelity VIP Contrafund Service Class 2	22,989,098	—	22,989,098	5,291	628	22,983,179
Fidelity VIP Growth Initial Class	79,551,520	—	79,551,520	87,566	2,160	79,461,794
Fidelity VIP Money Market Initial Class	9,873	—	9,873	—	—	9,873
Janus Aspen Global Research Institutional Class	9,760,620	159	9,760,779	—	264	9,760,515
LVIP Baron Growth Opportunities Service Class	17,120,680	—	17,120,680	7,350	464	17,112,866
LVIP BlackRock Emerging Markets RPM Standard Class	23,704	—	23,704	—	1	23,703
LVIP BlackRock Inflation Protected Bond Standard Class	843,142	303	843,445	—	21	843,424
LVIP Clarion Global Real Estate Standard Class	600,346	3	600,349	—	16	600,333
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	410	—	410	—	—	410
LVIP Delaware Bond Standard Class	5,067,425	129	5,067,554	—	137	5,067,417
LVIP Delaware Diversified Floating Rate Service Class	741,792	315	742,107	—	20	742,087
LVIP Delaware Foundation Aggressive Allocation Standard Class	282,556	—	282,556	201	8	282,347
LVIP Delaware Foundation Conservative Allocation Standard Class	1,312,051	69	1,312,120	—	34	1,312,086
LVIP Delaware Foundation Moderate Allocation Standard Class	538,691	642	539,333	—	15	539,318
LVIP Delaware Growth and Income Standard Class	5,665,840	48	5,665,888	—	154	5,665,734
LVIP Delaware Social Awareness Standard Class	16,084,238	—	16,084,238	142	436	16,083,660
LVIP Global Income Standard Class	307,924	336	308,260	—	8	308,252
LVIP JPMorgan Mid Cap Value RPM Standard Class	163,552	100	163,652	—	5	163,647
LVIP Managed Risk Profile 2010 Standard Class	554,495	315	554,810	—	15	554,795
LVIP Managed Risk Profile 2020 Standard Class	2,261,673	319	2,261,992	—	62	2,261,930
LVIP Managed Risk Profile 2030 Standard Class	4,456,566	—	4,456,566	1,115	122	4,455,329
LVIP Managed Risk Profile 2040 Standard Class	1,739,351	944	1,740,295	—	48	1,740,247
LVIP Managed Risk Profile 2050 Standard Class	311,332	—	311,332	378	9	310,945
LVIP Managed Risk Profile Conservative Standard Class	1,861,144	—	1,861,144	746	51	1,860,347
LVIP Managed Risk Profile Growth Standard Class	5,485,955	—	5,485,955	1,266	150	5,484,539

See accompanying notes.

Lincoln National Variable Annuity Account L

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Managed Risk Profile Moderate Standard Class	$7,329,979	$—	$7,329,979	$2,151	$165	$7,327,663
LVIP Mondrian International Value Standard Class	3,671,379	—	3,671,379	14	98	3,671,267
LVIP SSgA Bond Index Standard Class	587,216	—	587,216	—	16	587,200
LVIP SSgA Emerging Markets 100 Standard Class	1,144,544	63	1,144,607	—	31	1,144,576
LVIP SSgA Global Tactical Allocation RPM Standard Class	1,902,108	—	1,902,108	61	52	1,901,995
LVIP SSgA International Index Standard Class	180,857	6	180,863	—	5	180,858
LVIP SSgA S&P 500 Index Standard Class	112,421,862	—	112,421,862	70,195	3,041	112,348,626
LVIP SSgA Small-Cap Index Standard Class	30,640,518	—	30,640,518	24,892	830	30,614,796
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	19,749,487	—	19,749,487	6,767	535	19,742,185
LVIP Templeton Growth RPM Standard Class	24,005	—	24,005	—	1	24,004
LVIP UBS Large Cap Growth RPM Standard Class	1,714,682	281	1,714,963	—	46	1,714,917
NB AMT Large Cap Value I Class	5,488,946	—	5,488,946	1,509	149	5,487,288
T. Rowe Price International Stock	10,717,470	—	10,717,470	1,150	290	10,716,030

See accompanying notes.

Lincoln National Variable Annuity Account L

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class B	$—	$(19,287)	$(19,287)	$62,808
ABVPSF Growth Class B	—	(14,139)	(14,139)	119,179
American Century VP Balanced Class I	249,535	(160,203)	89,332	276,190
American Funds Global Growth Class 2	64,999	(55,597)	9,402	198,814
American Funds Growth Class 2	208,365	(260,653)	(52,288)	1,053,870
American Funds Growth-Income Class 2	148,283	(111,059)	37,224	296,080
American Funds International Class 2	154,633	(114,132)	40,501	243,300
BlackRock Global Allocation V.I. Class I	33,797	(15,085)	18,712	30,572
Delaware VIP Diversified Income Standard Class	132,652	(58,221)	74,431	38,066
Delaware VIP High Yield Standard Class	192,165	(29,087)	163,078	29,782
Delaware VIP REIT Service Class	131,820	(117,798)	14,022	137,480
Delaware VIP Small Cap Value Service Class	33,625	(99,585)	(65,960)	431,199
Delaware VIP Smid Cap Growth Service Class	—	(54,926)	(54,926)	247,217
Deutsche Alternative Asset Allocation VIP Class A	3,487	(1,990)	1,497	1,363
Fidelity VIP Asset Manager Initial Class	593,832	(401,711)	192,121	491,860
Fidelity VIP Contrafund Service Class 2	164,029	(221,255)	(57,226)	697,639
Fidelity VIP Growth Initial Class	146,504	(784,675)	(638,171)	3,191,464
Fidelity VIP Money Market Initial Class	1	—	1	—
Janus Aspen Global Research Institutional Class	106,342	(96,727)	9,615	107,431
LVIP Baron Growth Opportunities Service Class	30,710	(171,015)	(140,305)	1,147,382
LVIP BlackRock Emerging Markets RPM Standard Class	303	(114)	189	65
LVIP BlackRock Inflation Protected Bond Standard Class	12,264	(8,054)	4,210	(19,319)
LVIP Clarion Global Real Estate Standard Class	15,674	(5,450)	10,224	49,447
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(1)	(1)	17
LVIP Delaware Bond Standard Class	103,069	(51,935)	51,134	52,494
LVIP Delaware Diversified Floating Rate Service Class	8,497	(3,343)	5,154	(5)
LVIP Delaware Foundation Aggressive Allocation Standard Class	6,500	(2,614)	3,886	4,574
LVIP Delaware Foundation Conservative Allocation Standard Class	34,880	(12,252)	22,628	7,815
LVIP Delaware Foundation Moderate Allocation Standard Class	10,844	(5,285)	5,559	16,097
LVIP Delaware Growth and Income Standard Class	107,116	(51,109)	56,007	144,252
LVIP Delaware Social Awareness Standard Class	235,680	(151,110)	84,570	494,487
LVIP Global Income Standard Class	1,949	(2,941)	(992)	91
LVIP JPMorgan Mid Cap Value RPM Standard Class	1,286	(653)	633	(55)
LVIP Managed Risk Profile 2010 Standard Class	10,334	(5,760)	4,574	46,725
LVIP Managed Risk Profile 2020 Standard Class	43,890	(23,368)	20,522	85,254
LVIP Managed Risk Profile 2030 Standard Class	92,401	(41,477)	50,924	46,975
LVIP Managed Risk Profile 2040 Standard Class	39,323	(17,144)	22,179	51,434
LVIP Managed Risk Profile 2050 Standard Class	5,861	(2,190)	3,671	2,826
LVIP Managed Risk Profile Conservative Standard Class	36,863	(19,210)	17,653	77,468
LVIP Managed Risk Profile Growth Standard Class	111,156	(57,091)	54,065	159,512
LVIP Managed Risk Profile Moderate Standard Class	142,783	(55,314)	87,469	242,633
LVIP Mondrian International Value Standard Class	154,231	(39,143)	115,088	(6,187)
LVIP SSgA Bond Index Standard Class	10,824	(5,603)	5,221	(3,298)
LVIP SSgA Emerging Markets 100 Standard Class	35,001	(11,659)	23,342	(32,049)
LVIP SSgA Global Tactical Allocation RPM Standard Class	42,653	(18,936)	23,717	20,802
LVIP SSgA International Index Standard Class	5,140	(1,753)	3,387	745
LVIP SSgA S&P 500 Index Standard Class	2,057,991	(1,075,882)	982,109	1,817,999
LVIP SSgA Small-Cap Index Standard Class	252,528	(302,757)	(50,229)	530,471
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	45,361	(191,051)	(145,690)	881,610
LVIP Templeton Growth RPM Standard Class	361	(80)	281	(2)
LVIP UBS Large Cap Growth RPM Standard Class	—	(16,707)	(16,707)	55,966
NB AMT Large Cap Value I Class	39,912	(52,566)	(12,654)	108,490
T. Rowe Price International Stock	116,619	(113,156)	3,463	283,237

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class B	$—	$62,808	$24,538	$68,059
ABVPSF Growth Class B	27,543	146,722	23,383	155,966
American Century VP Balanced Class I	1,462,437	1,738,627	(444,437)	1,383,522
American Funds Global Growth Class 2	557,382	756,196	(697,854)	67,744
American Funds Growth Class 2	1,293,482	2,347,352	(388,135)	1,906,929
American Funds Growth-Income Class 2	536,865	832,945	156,648	1,026,817
American Funds International Class 2	—	243,300	(688,222)	(404,421)
BlackRock Global Allocation V.I. Class I	116,985	147,557	(150,107)	16,162
Delaware VIP Diversified Income Standard Class	—	38,066	134,046	246,543
Delaware VIP High Yield Standard Class	45,754	75,536	(275,987)	(37,373)
Delaware VIP REIT Service Class	—	137,480	2,730,049	2,881,551
Delaware VIP Small Cap Value Service Class	855,889	1,287,088	(777,118)	444,010
Delaware VIP Smid Cap Growth Service Class	568,732	815,949	(741,599)	19,424
Deutsche Alternative Asset Allocation VIP Class A	1,118	2,481	(1,139)	2,839
Fidelity VIP Asset Manager Initial Class	1,889,090	2,380,950	(635,607)	1,937,464
Fidelity VIP Contrafund Service Class 2	456,719	1,154,358	1,153,860	2,250,992
Fidelity VIP Growth Initial Class	—	3,191,464	5,175,765	7,729,058
Fidelity VIP Money Market Initial Class	—	—	—	1
Janus Aspen Global Research Institutional Class	—	107,431	495,424	612,470
LVIP Baron Growth Opportunities Service Class	98,295	1,245,677	(503,943)	601,429
LVIP BlackRock Emerging Markets RPM Standard Class	—	65	(3,351)	(3,097)
LVIP BlackRock Inflation Protected Bond Standard Class	—	(19,319)	34,201	19,092
LVIP Clarion Global Real Estate Standard Class	—	49,447	6,203	65,874
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	17	10	26
LVIP Delaware Bond Standard Class	27,055	79,549	127,308	257,991
LVIP Delaware Diversified Floating Rate Service Class	—	(5)	(11,805)	(6,656)
LVIP Delaware Foundation Aggressive Allocation Standard Class	—	4,574	(180)	8,280
LVIP Delaware Foundation Conservative Allocation Standard Class	57,272	65,087	(38,830)	48,885
LVIP Delaware Foundation Moderate Allocation Standard Class	20,477	36,574	(24,293)	17,840
LVIP Delaware Growth and Income Standard Class	285,138	429,390	117,901	603,298
LVIP Delaware Social Awareness Standard Class	781,697	1,276,184	677,705	2,038,459
LVIP Global Income Standard Class	462	553	2,164	1,725
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	(55)	5,816	6,394
LVIP Managed Risk Profile 2010 Standard Class	—	46,725	(36,289)	15,010
LVIP Managed Risk Profile 2020 Standard Class	—	85,254	(26,375)	79,401
LVIP Managed Risk Profile 2030 Standard Class	—	46,975	27,908	125,807
LVIP Managed Risk Profile 2040 Standard Class	—	51,434	(31,558)	42,055
LVIP Managed Risk Profile 2050 Standard Class	35,194	38,020	(38,472)	3,219
LVIP Managed Risk Profile Conservative Standard Class	22,671	100,139	(30,988)	86,804
LVIP Managed Risk Profile Growth Standard Class	—	159,512	(67,155)	146,422
LVIP Managed Risk Profile Moderate Standard Class	—	242,633	(156,139)	173,963
LVIP Mondrian International Value Standard Class	—	(6,187)	(235,511)	(126,610)
LVIP SSgA Bond Index Standard Class	285	(3,013)	23,521	25,729
LVIP SSgA Emerging Markets 100 Standard Class	—	(32,049)	(43,908)	(52,615)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	20,802	11,748	56,267
LVIP SSgA International Index Standard Class	—	745	(19,172)	(15,040)
LVIP SSgA S&P 500 Index Standard Class	860,247	2,678,246	9,145,844	12,806,199
LVIP SSgA Small-Cap Index Standard Class	793,237	1,323,708	(224,085)	1,049,394
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	1,034,679	1,916,289	175,999	1,946,598
LVIP Templeton Growth RPM Standard Class	—	(2)	(1,539)	(1,260)
LVIP UBS Large Cap Growth RPM Standard Class	—	55,966	33,089	72,348
NB AMT Large Cap Value I Class	—	108,490	352,096	447,932
T. Rowe Price International Stock	61,740	344,977	(579,234)	(230,794)

Lincoln National Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class B Subaccount	ABVPSF Growth Class B Subaccount	ABVPSF Growth and Income Class B Subaccount	American Century VP Balanced Class I Subaccount	American Century VP Inflation Protection Class I Subaccount	American Funds Global Growth Class 2 Subaccount	American Funds Growth Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,872,402	$1,190,058	$1,214,796	$16,049,324	$1,625,228	$4,966,016	$23,427,228
Changes From Operations:
• Net investment income (loss)	(18,117)	(12,677)	10,102	100,846	2,444	15,201	(11,837)
• Net realized gain (loss) on investments	33,431	53,739	249,855	589,424	29,463	168,007	812,637
• Net change in unrealized appreciation or depreciation on investments	348,153	335,291	(57,735)	1,814,251	(61,851)	1,137,806	5,551,786
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	363,467	376,353	202,222	2,504,521	(29,944)	1,321,014	6,352,586
Changes From Unit Transactions:
• Contract purchases	107,231	77,786	46,592	477,236	49,840	334,934	1,327,557
• Contract withdrawals	(155,822)	(144,988)	(68,775)	(1,673,617)	(50,430)	(557,860)	(3,094,726)
• Contract transfers	(198,074)	26,521	(1,394,835)	(588,779)	(1,594,694)	(63,214)	(792,984)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(246,665)	(40,681)	(1,417,018)	(1,785,160)	(1,595,284)	(286,140)	(2,560,153)
TOTAL INCREASE (DECREASE) IN NET ASSETS	116,802	335,672	(1,214,796)	719,361	(1,625,228)	1,034,874	3,792,433
NET ASSETS AT DECEMBER 31, 2013	1,989,204	1,525,730	—	16,768,685	—	6,000,890	27,219,661
Changes From Operations:
• Net investment income (loss)	(19,287)	(14,139)	—	89,332	—	9,402	(52,288)
• Net realized gain (loss) on investments	62,808	146,722	—	1,738,627	—	756,196	2,347,352
• Net change in unrealized appreciation or depreciation on investments	24,538	23,383	—	(444,437)	—	(697,854)	(388,135)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,059	155,966	—	1,383,522	—	67,744	1,906,929
Changes From Unit Transactions:
• Contract purchases	100,362	75,977	—	264,922	—	297,044	886,495
• Contract withdrawals	(191,348)	(253,205)	—	(1,792,219)	—	(552,263)	(2,369,629)
• Contract transfers	2,730	(18,699)	—	(554,415)	—	(214,135)	(870,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(88,256)	(195,927)	—	(2,081,712)	—	(469,354)	(2,353,180)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,197)	(39,961)	—	(698,190)	—	(401,610)	(446,251)
NET ASSETS AT DECEMBER 31, 2014	$1,969,007	$1,485,769	$—	$16,070,495	$—	$5,599,280	$26,773,410

See accompanying notes.

	American Funds Growth-Income Class 2 Subaccount	American Funds International Class 2 Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	Delaware VIP Diversified Income Standard Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP REIT Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$7,932,965	$11,350,715	$1,215,132	$7,056,169	$3,077,698	$11,576,227
Changes From Operations:
• Net investment income (loss)	39,499	40,829	3,661	88,559	191,502	40,000
• Net realized gain (loss) on investments	176,863	108,150	68,088	165,918	60,886	23,820
• Net change in unrealized appreciation or depreciation on investments	2,370,644	1,994,480	102,571	(411,501)	(21,979)	48,663
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,587,006	2,143,459	174,320	(157,024)	230,409	112,483
Changes From Unit Transactions:
• Contract purchases	631,136	536,424	199,953	361,659	164,731	685,320
• Contract withdrawals	(1,117,898)	(1,419,939)	(113,379)	(1,252,817)	(296,021)	(1,067,428)
• Contract transfers	816,867	(527,117)	87,542	(91,684)	(312,601)	(456,044)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	330,105	(1,410,632)	174,116	(982,842)	(443,891)	(838,152)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,917,111	732,827	348,436	(1,139,866)	(213,482)	(725,669)
NET ASSETS AT DECEMBER 31, 2013	10,850,076	12,083,542	1,563,568	5,916,303	2,864,216	10,850,558
Changes From Operations:
• Net investment income (loss)	37,224	40,501	18,712	74,431	163,078	14,022
• Net realized gain (loss) on investments	832,945	243,300	147,557	38,066	75,536	137,480
• Net change in unrealized appreciation or depreciation on investments	156,648	(688,222)	(150,107)	134,046	(275,987)	2,730,049
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,026,817	(404,421)	16,162	246,543	(37,373)	2,881,551
Changes From Unit Transactions:
• Contract purchases	404,839	428,435	168,520	334,624	146,639	372,380
• Contract withdrawals	(1,046,419)	(1,112,221)	(282,003)	(754,900)	(416,179)	(1,223,448)
• Contract transfers	641,887	(230,270)	60,623	2,215	271,764	628,520
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	307	(914,056)	(52,860)	(418,061)	2,224	(222,548)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,027,124	(1,318,477)	(36,698)	(171,518)	(35,149)	2,659,003
NET ASSETS AT DECEMBER 31, 2014	$11,877,200	$10,765,065	$1,526,870	$5,744,785	$2,829,067	$13,509,561

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Small Cap Value Service Class Subaccount	Delaware VIP Smid Cap Growth Service Class Subaccount	Dreyfus Opportunistic Small Cap Initial Class Subaccount	Dreyfus Stock Index Initial Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class A Subaccount
NET ASSETS AT JANUARY 1, 2013	$8,060,937	$4,312,965	$24,277,228	$48,754,441	$130,967	$1,756,809	$1,997,201
Changes From Operations:
• Net investment income (loss)	(44,368)	(52,070)	(96,376)	38,614	1,361	29,205	29,508
• Net realized gain (loss) on investments	625,616	408,621	(2,775,690)	16,332,988	(30)	542,820	451,451
• Net change in unrealized appreciation or depreciation on investments	1,967,326	1,409,112	7,322,884	(8,082,061)	(457)	(266,300)	(136,516)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,548,574	1,765,663	4,450,818	8,289,541	874	305,725	344,443
Changes From Unit Transactions:
• Contract purchases	440,712	431,060	251,328	316,309	13,177	66,373	43,762
• Contract withdrawals	(731,355)	(507,840)	(1,113,315)	(2,080,546)	(13,767)	(71,190)	(162,349)
• Contract transfers	209,975	489,065	(27,866,059)	(55,279,745)	57,274	(2,057,717)	(2,223,057)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(80,668)	412,285	(28,728,046)	(57,043,982)	56,684	(2,062,534)	(2,341,644)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,467,906	2,177,948	(24,277,228)	(48,754,441)	57,558	(1,756,809)	(1,997,201)
NET ASSETS AT DECEMBER 31, 2013	10,528,843	6,490,913	—	—	188,525	—	—
Changes From Operations:
• Net investment income (loss)	(65,960)	(54,926)	—	—	1,497	—	—
• Net realized gain (loss) on investments	1,287,088	815,949	—	—	2,481	—	—
• Net change in unrealized appreciation or depreciation on investments	(777,118)	(741,599)	—	—	(1,139)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	444,010	19,424	—	—	2,839	—	—
Changes From Unit Transactions:
• Contract purchases	339,417	149,153	—	—	11,164	—	—
• Contract withdrawals	(1,143,970)	(649,723)	—	—	(52,608)	—	—
• Contract transfers	(280,783)	(785,137)	—	—	74,447	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,085,336)	(1,285,707)	—	—	33,003	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(641,326)	(1,266,283)	—	—	35,842	—	—
NET ASSETS AT DECEMBER 31, 2014	$9,887,517	$5,224,630	$—	$—	$224,367	$—	$—

See accompanying notes.

	Fidelity VIP Asset Manager Initial Class Subaccount	Fidelity VIP Contrafund Service Class 2 Subaccount	Fidelity VIP Equity-Income Initial Class Subaccount	Fidelity VIP Growth Initial Class Subaccount	Fidelity VIP Money Market Initial Class Subaccount	Janus Aspen Global Research Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$39,405,183	$18,394,701	$38,900,117	$64,761,253	$8,090	$8,840,691
Changes From Operations:
• Net investment income (loss)	217,575	(32,369)	(150,761)	(497,676)	3	21,989
• Net realized gain (loss) on investments	425,027	338,986	3,070,403	2,359,973	—	(64,402)
• Net change in unrealized appreciation or depreciation on investments	4,823,319	4,981,469	3,646,697	19,550,324	—	2,303,934
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,465,921	5,288,086	6,566,339	21,412,621	3	2,261,521
Changes From Unit Transactions:
• Contract purchases	933,048	1,064,539	499,846	1,519,429	40,215	271,835
• Contract withdrawals	(4,050,326)	(1,841,045)	(1,766,584)	(7,672,331)	(8,397)	(1,058,818)
• Contract transfers	(1,073,589)	(585,185)	(44,199,718)	(1,955,721)	(31,807)	(352,335)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,190,867)	(1,361,691)	(45,466,456)	(8,108,623)	11	(1,139,318)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,275,054	3,926,395	(38,900,117)	13,303,998	14	1,122,203
NET ASSETS AT DECEMBER 31, 2013	40,680,237	22,321,096	—	78,065,251	8,104	9,962,894
Changes From Operations:
• Net investment income (loss)	192,121	(57,226)	—	(638,171)	1	9,615
• Net realized gain (loss) on investments	2,380,950	1,154,358	—	3,191,464	—	107,431
• Net change in unrealized appreciation or depreciation on investments	(635,607)	1,153,860	—	5,175,765	—	495,424
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,937,464	2,250,992	—	7,729,058	1	612,470
Changes From Unit Transactions:
• Contract purchases	499,243	708,133	—	1,080,937	57,842	146,739
• Contract withdrawals	(3,136,948)	(2,085,260)	—	(7,415,914)	(11,773)	(910,251)
• Contract transfers	(858,778)	(211,782)	—	2,462	(44,301)	(51,337)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,496,483)	(1,588,909)	—	(6,332,515)	1,768	(814,849)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,559,019)	662,083	—	1,396,543	1,769	(202,379)
NET ASSETS AT DECEMBER 31, 2014	$39,121,218	$22,983,179	$—	$79,461,794	$9,873	$9,760,515

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP Clarion Global Real Estate Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Delaware Bond Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$14,060,367	$—	$69,225	$623,618	$—	$7,912,925	$25,234
Changes From Operations:
• Net investment income (loss)	(90,594)	—	48	(6,875)	—	39,834	(72)
• Net realized gain (loss) on investments	2,093,063	—	(12,436)	35,994	—	164,733	41
• Net change in unrealized appreciation or depreciation on investments	3,347,951	—	(94,966)	(14,356)	—	(447,805)	(42)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,350,420	—	(107,354)	14,763	—	(243,238)	(73)
Changes From Unit Transactions:
• Contract purchases	455,312	—	47,830	47,545	—	350,550	16,279
• Contract withdrawals	(1,611,200)	—	(562,850)	(123,801)	—	(1,185,194)	(12,293)
• Contract transfers	632,295	—	1,505,700	98,889	—	(1,088,271)	99,459
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(523,593)	—	990,680	22,633	—	(1,922,915)	103,445
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,826,827	—	883,326	37,396	—	(2,166,153)	103,372
NET ASSETS AT DECEMBER 31, 2013	18,887,194	—	952,551	661,014	—	5,746,772	128,606
Changes From Operations:
• Net investment income (loss)	(140,305)	189	4,210	10,224	(1)	51,134	5,154
• Net realized gain (loss) on investments	1,245,677	65	(19,319)	49,447	17	79,549	(5)
• Net change in unrealized appreciation or depreciation on investments	(503,943)	(3,351)	34,201	6,203	10	127,308	(11,805)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	601,429	(3,097)	19,092	65,874	26	257,991	(6,656)
Changes From Unit Transactions:
• Contract purchases	295,830	434	68,391	43,619	15	253,538	39,668
• Contract withdrawals	(2,260,175)	(312)	(163,363)	(193,576)	—	(788,714)	(15,760)
• Contract transfers	(411,412)	26,678	(33,247)	23,402	369	(402,170)	596,229
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,375,757)	26,800	(128,219)	(126,555)	384	(937,346)	620,137
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,774,328)	23,703	(109,127)	(60,681)	410	(679,355)	613,481
NET ASSETS AT DECEMBER 31, 2014	$17,112,866	$23,703	$843,424	$600,333	$410	$5,067,417	$742,087

See accompanying notes.

	LVIP Delaware Foundation Aggressive Allocation Standard Class Subaccount	LVIP Delaware Foundation Conservative Allocation Standard Class Subaccount	LVIP Delaware Foundation Moderate Allocation Standard Class Subaccount	LVIP Delaware Growth and Income Standard Class Subaccount	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Global Income Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$156,687	$1,134,046	$309,208	$3,805,702	$12,425,870	$247,696
Changes From Operations:
• Net investment income (loss)	1,420	14,951	5,158	35,948	38,519	(1,923)
• Net realized gain (loss) on investments	2,139	25,317	11,634	250,001	508,891	(1,148)
• Net change in unrealized appreciation or depreciation on investments	30,758	53,542	32,879	919,978	3,543,644	(6,480)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,317	93,810	49,671	1,205,927	4,091,054	(9,551)
Changes From Unit Transactions:
• Contract purchases	43,303	117,593	71,142	175,406	314,598	29,119
• Contract withdrawals	(3,362)	(84,539)	(10,436)	(512,688)	(1,322,836)	(15,356)
• Contract transfers	747	(25,181)	85,005	280,000	(147,438)	9,718
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	40,688	7,873	145,711	(57,282)	(1,155,676)	23,481
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,005	101,683	195,382	1,148,645	2,935,378	13,930
NET ASSETS AT DECEMBER 31, 2013	231,692	1,235,729	504,590	4,954,347	15,361,248	261,626
Changes From Operations:
• Net investment income (loss)	3,886	22,628	5,559	56,007	84,570	(992)
• Net realized gain (loss) on investments	4,574	65,087	36,574	429,390	1,276,184	553
• Net change in unrealized appreciation or depreciation on investments	(180)	(38,830)	(24,293)	117,901	677,705	2,164
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,280	48,885	17,840	603,298	2,038,459	1,725
Changes From Unit Transactions:
• Contract purchases	58,951	137,934	94,811	217,650	243,344	25,673
• Contract withdrawals	(16,698)	(77,924)	(152,007)	(500,650)	(1,760,982)	(25,661)
• Contract transfers	122	(32,538)	74,084	391,089	201,591	44,889
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	42,375	27,472	16,888	108,089	(1,316,047)	44,901
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,655	76,357	34,728	711,387	722,412	46,626
NET ASSETS AT DECEMBER 31, 2014	$282,347	$1,312,086	$539,318	$5,665,734	$16,083,660	$308,252

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount	LVIP Managed Risk Profile 2010 Standard Class Subaccount	LVIP Managed Risk Profile 2020 Standard Class Subaccount	LVIP Managed Risk Profile 2030 Standard Class Subaccount	LVIP Managed Risk Profile 2040 Standard Class Subaccount	LVIP Managed Risk Profile 2050 Standard Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$760,605	$2,136,241	$2,960,652	$1,230,346	$25,589	$2,273,449
Changes From Operations:
• Net investment income (loss)	—	2,729	6,658	13,244	5,231	1,031	15,831
• Net realized gain (loss) on investments	—	10,674	85,904	74,587	22,711	843	119,801
• Net change in unrealized appreciation or depreciation on investments	—	46,779	119,322	312,512	172,681	10,547	43,662
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	60,182	211,884	400,343	200,623	12,421	179,294
Changes From Unit Transactions:
• Contract purchases	—	58,715	267,471	477,603	329,122	91,445	119,046
• Contract withdrawals	—	(6,531)	(395,682)	(443,752)	(116,896)	(12,172)	(482,794)
• Contract transfers	—	(48,323)	(20,011)	341,033	(44,189)	26,043	(99,530)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	3,861	(148,222)	374,884	168,037	105,316	(463,278)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	64,043	63,662	775,227	368,660	117,737	(283,984)
NET ASSETS AT DECEMBER 31, 2013	—	824,648	2,199,903	3,735,879	1,599,006	143,326	1,989,465
Changes From Operations:
• Net investment income (loss)	633	4,574	20,522	50,924	22,179	3,671	17,653
• Net realized gain (loss) on investments	(55)	46,725	85,254	46,975	51,434	38,020	100,139
• Net change in unrealized appreciation or depreciation on investments	5,816	(36,289)	(26,375)	27,908	(31,558)	(38,472)	(30,988)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,394	15,010	79,401	125,807	42,055	3,219	86,804
Changes From Unit Transactions:
• Contract purchases	623	56,587	266,777	561,974	377,263	181,044	90,311
• Contract withdrawals	(2,549)	(321,355)	(520,750)	(261,594)	(246,429)	(30,200)	(434,833)
• Contract transfers	159,179	(20,095)	236,599	293,263	(31,648)	13,556	128,600
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	157,253	(284,863)	(17,374)	593,643	99,186	164,400	(215,922)
TOTAL INCREASE (DECREASE) IN NET ASSETS	163,647	(269,853)	62,027	719,450	141,241	167,619	(129,118)
NET ASSETS AT DECEMBER 31, 2014	$163,647	$554,795	$2,261,930	$4,455,329	$1,740,247	$310,945	$1,860,347

See accompanying notes.

	LVIP Managed Risk Profile Growth Standard Class Subaccount	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP Mondrian International Value Standard Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$5,182,561	$5,016,147	$3,768,229	$704,258	$1,258,209	$1,861,171
Changes From Operations:
• Net investment income (loss)	42,548	41,946	57,528	6,329	15,253	19,806
• Net realized gain (loss) on investments	39,204	55,058	(79,418)	94	(71,040)	8,225
• Net change in unrealized appreciation or depreciation on investments	560,399	438,656	761,470	(29,901)	4,210	130,093
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	642,151	535,660	739,580	(23,478)	(51,577)	158,124
Changes From Unit Transactions:
• Contract purchases	444,322	428,556	205,248	47,185	125,012	105,915
• Contract withdrawals	(311,889)	(429,490)	(396,887)	(50,612)	(185,434)	(146,156)
• Contract transfers	(100,062)	20,679	(201,767)	(68,356)	22,595	(55,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	32,371	19,745	(393,406)	(71,783)	(37,827)	(96,137)
TOTAL INCREASE (DECREASE) IN NET ASSETS	674,522	555,405	346,174	(95,261)	(89,404)	61,987
NET ASSETS AT DECEMBER 31, 2013	5,857,083	5,571,552	4,114,403	608,997	1,168,805	1,923,158
Changes From Operations:
• Net investment income (loss)	54,065	87,469	115,088	5,221	23,342	23,717
• Net realized gain (loss) on investments	159,512	242,633	(6,187)	(3,013)	(32,049)	20,802
• Net change in unrealized appreciation or depreciation on investments	(67,155)	(156,139)	(235,511)	23,521	(43,908)	11,748
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	146,422	173,963	(126,610)	25,729	(52,615)	56,267
Changes From Unit Transactions:
• Contract purchases	366,683	1,361,204	153,520	29,598	98,448	93,445
• Contract withdrawals	(742,853)	(1,011,582)	(355,371)	(136,210)	(148,741)	(218,115)
• Contract transfers	(142,796)	1,232,526	(114,675)	59,086	78,679	47,240
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(518,966)	1,582,148	(316,526)	(47,526)	28,386	(77,430)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(372,544)	1,756,111	(443,136)	(21,797)	(24,229)	(21,163)
NET ASSETS AT DECEMBER 31, 2014	$5,484,539	$7,327,663	$3,671,267	$587,200	$1,144,576	$1,901,995

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount	LVIP Templeton Growth RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$104,237	$21,113	$5,536	$15,640,591	$—
Changes From Operations:
• Net investment income (loss)	1,067	919,328	41,187	(173,790)	—
• Net realized gain (loss) on investments	4,978	212,550	258,593	694,174	—
• Net change in unrealized appreciation or depreciation on investments	16,777	10,432,576	4,499,974	4,531,560	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,822	11,564,454	4,799,754	5,051,944	—
Changes From Unit Transactions:
• Contract purchases	15,867	1,676,849	324,186	377,688	—
• Contract withdrawals	(4,027)	(8,069,798)	(1,884,076)	(1,803,961)	—
• Contract transfers	11,210	105,743,127	29,799,292	488,274	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,050	99,350,178	28,239,402	(937,999)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,872	110,914,632	33,039,156	4,113,945	—
NET ASSETS AT DECEMBER 31, 2013	150,109	110,935,745	33,044,692	19,754,536	—
Changes From Operations:
• Net investment income (loss)	3,387	982,109	(50,229)	(145,690)	281
• Net realized gain (loss) on investments	745	2,678,246	1,323,708	1,916,289	(2)
• Net change in unrealized appreciation or depreciation on investments	(19,172)	9,145,844	(224,085)	175,999	(1,539)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,040)	12,806,199	1,049,394	1,946,598	(1,260)
Changes From Unit Transactions:
• Contract purchases	17,579	2,268,937	611,351	340,577	833
• Contract withdrawals	(5,229)	(11,080,809)	(3,005,464)	(1,931,167)	—
• Contract transfers	33,439	(2,581,446)	(1,085,177)	(368,359)	24,431
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	45,789	(11,393,318)	(3,479,290)	(1,958,949)	25,264
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,749	1,412,881	(2,429,896)	(12,351)	24,004
NET ASSETS AT DECEMBER 31, 2014	$180,858	$112,348,626	$30,614,796	$19,742,185	$24,004

See accompanying notes.

	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	NB AMT Large Cap Value I Class Subaccount	NB AMT Mid Cap Growth I Class Subaccount	T. Rowe Price International Stock Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,521,247	$4,318,915	$6,598,276	$11,673,495
Changes From Operations:
• Net investment income (loss)	(15,263)	8,951	(25,560)	(15,855)
• Net realized gain (loss) on investments	60,851	(2,951)	2,491,871	121,643
• Net change in unrealized appreciation or depreciation on investments	297,908	1,249,243	(1,535,644)	1,323,976
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	343,496	1,255,243	930,667	1,429,764
Changes From Unit Transactions:
• Contract purchases	58,573	170,010	113,398	252,764
• Contract withdrawals	(174,784)	(516,188)	(259,655)	(929,321)
• Contract transfers	(50,021)	154,457	(7,382,686)	(312,143)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(166,232)	(191,721)	(7,528,943)	(988,700)
TOTAL INCREASE (DECREASE) IN NET ASSETS	177,264	1,063,522	(6,598,276)	441,064
NET ASSETS AT DECEMBER 31, 2013	1,698,511	5,382,437	—	12,114,559
Changes From Operations:
• Net investment income (loss)	(16,707)	(12,654)	—	3,463
• Net realized gain (loss) on investments	55,966	108,490	—	344,977
• Net change in unrealized appreciation or depreciation on investments	33,089	352,096	—	(579,234)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,348	447,932	—	(230,794)
Changes From Unit Transactions:
• Contract purchases	54,532	162,931	—	536,079
• Contract withdrawals	(140,218)	(591,969)	—	(1,397,088)
• Contract transfers	29,744	85,957	—	(306,726)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(55,942)	(343,081)	—	(1,167,735)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,406	104,851	—	(1,398,529)
NET ASSETS AT DECEMBER 31, 2014	$1,714,917	$5,487,288	$—	$10,716,030

Lincoln National Variable Annuity Account L

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account L (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on September 26, 1996, are part of the operations of the Company. The Variable Account consists of two products as follows:

•  Group Variable Annuity

•  Lincoln Secured Retirement Income

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-three mutual funds (the Funds) of eleven diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class B Fund

ABVPSF Growth Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Class I Portfolio

American Funds Insurance Series (American Funds):

American Funds Global Growth Class 2 Fund

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP REIT Service Class Series

Delaware VIP Small Cap Value Service Class Series

Delaware VIP Smid Cap Growth Service Class Series

Deutsche Investments VIT Funds (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Initial Class Portfolio

Fidelity VIP Contrafund Service Class 2 Portfolio

Fidelity VIP Growth Initial Class Portfolio

Fidelity VIP Money Market Initial Class Portfolio

Janus Aspen Series:

Janus Aspen Global Research Institutional Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Service Class Fund

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Diversified Floating Rate Service Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund

LVIP Delaware Foundation Conservative Allocation Standard Class Fund

LVIP Delaware Foundation Moderate Allocation Standard Class Fund

LVIP Delaware Growth and Income Standard Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Global Income Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund

LVIP Managed Risk Profile 2020 Standard Class Fund

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund

LVIP Managed Risk Profile 2050 Standard Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP SSgA Bond Index Standard Class Fund

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

LVIP SSgA International Index Standard Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP Templeton Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

Neuberger Berman Advisors Management Trust (NB AMT):

NB AMT Large Cap Value I Class Portfolio

T. Rowe Price International Series, Inc. (T. Rowe Price):

T. Rowe Price International Stock Portfolio

*  Denotes an affiliate of The Lincoln National Life Insurance Company.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2013, the following funds ceased to be available as investment options to Variable Account Contract owners:

ABVPSF Growth and Income Class B Fund	DWS Equity 500 Index VIP Class A Portfolio
American Century VP Inflation Protection Class I Portfolio	DWS Small Cap Index VIP Class A Portfolio
Dreyfus Opportunistic Small Cap Initial Class Portfolio	Fidelity VIP Equity-Income Initial Class Portfolio
Dreyfus Stock Index Initial Class Fund	NB AMT Mid Cap Growth I Class Portfolio

Also during 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
Janus Aspen Series Worldwide Institutional Class Portfolio	Janus Aspen Global Research Institutional Class Portfolio
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile 2050 Standard Class Fund	LVIP Managed Risk Profile 2050 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund

During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

LVIP BlackRock Emerging Markets RPM Standard Class Fund	LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund	LVIP Templeton Growth RPM Standard Class Fund

Also during 2014, the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge. The ranges of rates are as follows for the two contract types within the Variable Account:

•  Group Variable Annuity at a daily rate of .0020548% to .0027397% (.75% to 1.00% on an annual basis)

•  Lincoln Secured Retirement Income at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

During May, 2013, the fund replacement listed below occurred in certain products. The replacement fund has higher fund expenses than the fund it replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction will last for a period of two years. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Class I Fund	LVIP BlackRock Inflation Protected Bond Standard Class Fund	0.06%

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges for 2014 and 2013 were $258,284 and $269,518, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Global Thematic Growth Class B
	2014		0.75%	1.00%	$5.80	$6.01	338,951	$1,969,007	3.76%	4.02%	0.00%
	2013		0.75%	1.00%	5.59	5.78	355,281	1,989,204	21.70%	22.01%	0.02%
	2012		0.75%	1.00%	4.60	4.74	407,020	1,872,402	12.11%	12.40%	0.00%
	2011		0.75%	1.00%	4.10	4.22	453,695	1,861,796	-24.17%	-23.98%	0.35%
	2010		0.75%	1.00%	5.41	5.55	514,709	2,785,369	17.40%	17.70%	1.97%
ABVPSF Growth Class B
	2014		0.75%	1.00%	12.10	12.54	122,461	1,485,769	11.84%	12.12%	0.00%
	2013		0.75%	1.00%	10.82	11.18	140,737	1,525,730	32.40%	32.73%	0.03%
	2012		0.75%	1.00%	8.17	8.42	145,376	1,190,058	12.45%	12.73%	0.00%
	2011		0.75%	1.00%	7.27	7.47	148,943	1,083,910	-0.04%	0.21%	0.00%
	2010		0.75%	1.00%	7.27	7.46	161,724	1,177,462	13.65%	13.94%	0.05%
ABVPSF Growth and Income Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.18%
	2012		0.75%	1.00%	13.21	13.50	91,918	1,214,796	16.08%	16.37%	1.38%
	2011		0.75%	1.00%	11.38	11.60	83,635	952,275	5.01%	5.28%	1.05%
	2010		0.75%	1.00%	10.84	11.02	83,141	901,820	11.68%	11.96%	0.00%
American Century VP Balanced Class I
	2014		0.75%	1.00%	41.83	43.48	382,815	16,070,495	8.76%	9.03%	1.52%
	2013		0.75%	1.00%	38.46	39.88	434,732	16,768,685	16.26%	16.55%	1.58%
	2012		0.75%	1.00%	33.08	34.22	483,889	16,049,324	10.69%	10.97%	2.06%
	2011		0.75%	1.00%	29.89	30.84	529,970	15,875,249	4.28%	4.54%	1.89%
	2010		0.75%	1.00%	28.66	29.49	606,823	17,425,978	10.53%	10.80%	1.88%
American Century VP Inflation Protection Class I
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%
	2012		0.75%	1.00%	13.08	13.20	124,230	1,625,228	6.48%	6.75%	2.82%
	2011		0.75%	1.00%	12.28	12.36	92,897	1,141,311	10.98%	11.26%	3.96%
	2010		0.75%	1.00%	11.07	11.11	71,574	792,299	4.32%	4.58%	1.85%
American Funds Global Growth Class 2
	2014		0.75%	1.00%	23.35	23.98	239,094	5,599,280	1.30%	1.55%	1.14%
	2013		0.75%	1.00%	23.05	23.61	259,684	6,000,890	27.89%	28.21%	1.26%
	2012		0.75%	1.00%	18.02	18.42	274,966	4,966,016	21.34%	21.65%	0.91%
	2011		0.75%	1.00%	14.85	15.14	302,484	4,500,793	-9.79%	-9.57%	1.25%
	2010		0.75%	1.00%	16.46	16.74	337,607	5,565,771	10.63%	10.91%	1.50%
American Funds Growth Class 2
	2014		0.75%	1.00%	15.80	16.38	1,688,620	26,773,410	7.43%	7.70%	0.78%
	2013		0.75%	1.00%	14.71	15.21	1,845,206	27,219,661	28.81%	29.13%	0.93%
	2012		0.75%	1.00%	11.42	11.78	2,046,065	23,427,228	16.72%	17.01%	0.79%
	2011		0.75%	1.00%	9.79	10.07	2,203,885	21,614,387	-5.23%	-4.99%	0.61%
	2010		0.75%	1.00%	10.33	10.59	2,391,020	24,737,180	17.50%	17.79%	0.70%
American Funds Growth-Income Class 2
	2014		0.75%	1.00%	19.70	20.22	602,195	11,877,200	9.53%	9.81%	1.32%
	2013		0.75%	1.00%	17.98	18.42	602,597	10,850,076	32.17%	32.50%	1.41%
	2012		0.75%	1.00%	13.60	13.90	582,370	7,932,965	16.31%	16.60%	1.63%
	2011		0.75%	1.00%	11.70	11.92	607,917	7,118,457	-2.81%	-2.56%	1.49%
	2010		0.75%	1.00%	12.03	12.23	678,662	8,174,284	10.32%	10.59%	1.49%
American Funds International Class 2
	2014		0.75%	1.00%	15.16	15.71	709,340	10,765,065	-3.62%	-3.38%	1.34%
	2013		0.75%	1.00%	15.72	16.25	767,401	12,083,542	20.42%	20.73%	1.35%
	2012		0.75%	1.00%	13.06	13.46	868,210	11,350,715	16.73%	17.03%	1.42%
	2011		0.75%	1.00%	11.19	11.51	1,034,750	11,586,451	-14.82%	-14.61%	1.60%
	2010		0.75%	1.00%	13.13	13.47	1,283,685	16,871,090	6.17%	6.43%	1.98%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Class I
	2014		0.75%	1.00%	$14.88	$15.09	102,561	$1,526,870	1.09%	1.35%	2.23%
	2013		0.75%	1.00%	14.72	14.89	106,183	1,563,568	13.62%	13.90%	1.26%
	2012		0.75%	1.00%	12.96	13.07	93,759	1,215,132	9.18%	9.46%	1.48%
	2011		0.75%	1.00%	11.87	11.95	99,310	1,178,695	-4.45%	-4.22%	2.61%
	2010		0.75%	1.00%	12.42	12.47	71,179	884,156	8.96%	9.24%	1.74%
Delaware VIP Diversified Income Standard Class
	2014		0.75%	1.00%	17.77	18.25	323,001	5,744,785	4.27%	4.53%	2.26%
	2013		0.75%	1.00%	17.04	17.45	346,914	5,916,303	-2.24%	-2.00%	2.37%
	2012		0.75%	1.00%	17.43	17.81	404,524	7,056,169	6.13%	6.39%	3.09%
	2011		0.75%	1.00%	16.43	16.74	409,849	6,738,120	5.34%	5.60%	4.35%
	2010		0.75%	1.00%	15.60	15.85	471,338	7,355,730	6.98%	7.25%	4.69%
Delaware VIP High Yield Standard Class
	2014		0.75%	1.00%	18.57	19.02	152,142	2,829,067	-1.28%	-1.03%	6.53%
	2013		0.75%	1.00%	18.81	19.22	152,088	2,864,216	8.13%	8.40%	7.40%
	2012		0.75%	1.00%	17.40	17.73	176,736	3,077,698	16.65%	16.94%	8.56%
	2011		0.75%	1.00%	14.92	15.16	189,691	2,831,730	1.36%	1.62%	8.83%
	2010		0.75%	1.00%	14.71	14.92	208,040	3,063,324	14.17%	14.46%	7.66%
Delaware VIP REIT Service Class
	2014		0.75%	1.00%	38.00	39.38	354,974	13,509,561	27.84%	28.16%	1.11%
	2013		0.75%	1.00%	29.73	30.73	364,544	10,850,558	0.91%	1.16%	1.32%
	2012		0.75%	1.00%	29.46	30.38	392,488	11,576,227	15.45%	15.74%	1.30%
	2011		0.75%	1.00%	25.52	26.25	428,767	10,954,794	9.52%	9.79%	1.37%
	2010		0.75%	1.00%	23.30	23.90	464,315	10,830,826	25.35%	25.66%	2.57%
Delaware VIP Small Cap Value Service Class
	2014		0.75%	1.00%	24.66	25.33	400,294	9,887,517	4.57%	4.83%	0.33%
	2013		0.75%	1.00%	23.58	24.16	445,837	10,528,843	31.85%	32.18%	0.51%
	2012		0.75%	1.00%	17.89	18.28	450,097	8,060,937	12.50%	12.79%	0.35%
	2011		0.75%	1.00%	15.90	16.21	480,324	7,645,697	-2.57%	-2.33%	0.30%
	2010		0.75%	1.00%	16.32	16.59	540,575	8,829,991	30.60%	30.93%	0.46%
Delaware VIP Smid Cap Growth Service Class
	2014		0.75%	1.00%	16.84	17.44	309,856	5,224,630	1.85%	2.10%	0.00%
	2013		0.75%	1.00%	16.53	17.09	392,019	6,490,913	39.57%	39.92%	0.00%
	2012		0.75%	1.00%	11.84	12.21	363,549	4,312,965	9.61%	9.88%	0.01%
	2011		0.75%	1.00%	10.81	11.11	350,408	3,795,589	6.83%	7.09%	0.72%
	2010	10/8/10	0.75%	1.00%	10.11	10.38	266,490	2,702,240	13.45%	13.51%	0.00%
Dreyfus Opportunistic Small Cap Initial Class
	2012		0.75%	1.00%	23.82	24.64	1,016,901	24,277,228	19.36%	19.66%	0.00%
	2011		0.75%	1.00%	19.96	20.59	1,137,365	22,743,588	-14.70%	-14.49%	0.42%
	2010		0.75%	1.00%	23.39	24.08	1,301,328	30,502,057	29.85%	30.17%	0.76%
Dreyfus Stock Index Initial Class
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.45%
	2012		0.75%	1.00%	47.72	49.36	1,018,877	48,754,441	14.59%	14.87%	2.02%
	2011		0.75%	1.00%	41.65	42.97	1,136,755	47,470,262	0.86%	1.12%	1.80%
	2010		0.75%	1.00%	41.29	42.50	1,378,411	57,034,613	13.70%	13.98%	1.80%
Deutsche Alternative Asset Allocation VIP Class A
	2014		0.75%	1.00%	13.40	13.58	16,747	224,367	2.47%	2.73%	1.75%
	2013		0.75%	1.00%	13.07	13.22	14,420	188,525	-0.07%	0.18%	1.81%
	2012		0.75%	1.00%	13.08	13.20	10,010	130,967	8.63%	8.90%	3.26%
	2011		0.75%	1.00%	12.04	12.04	8,100	97,553	-3.83%	-3.83%	1.50%
	2010		1.00%	1.00%	12.52	12.52	6,674	83,584	11.35%	11.35%	1.19%
Deutsche Equity 500 Index VIP Class A
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.90%
	2012		0.75%	1.00%	14.00	14.30	125,401	1,756,809	14.55%	14.83%	2.09%
	2011		0.75%	1.00%	12.22	12.45	193,503	2,366,306	0.82%	1.07%	1.75%
	2010		0.75%	1.00%	12.12	12.32	199,957	2,424,596	13.56%	13.85%	1.91%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Small Cap Index VIP Class A
	2013		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	1.77%
	2012		0.75%	1.00%	15.31	15.65	130,153	1,997,201	15.09%	15.38%	0.88%
	2011		0.75%	1.00%	13.31	13.56	133,027	1,773,487	-5.37%	-5.13%	0.89%
	2010		0.75%	1.00%	14.06	14.29	147,905	2,082,615	25.14%	25.45%	0.92%
Fidelity VIP Asset Manager Initial Class
	2014		0.75%	1.00%	42.28	43.95	923,700	39,121,218	4.78%	5.04%	1.46%
	2013		0.75%	1.00%	40.35	41.84	1,006,553	40,680,237	14.56%	14.84%	1.53%
	2012		0.75%	1.00%	35.22	36.43	1,117,038	39,405,183	11.36%	11.64%	1.52%
	2011		0.75%	1.00%	31.63	32.63	1,213,528	38,437,578	-3.53%	-3.29%	1.89%
	2010		0.75%	1.00%	32.79	33.74	1,343,770	44,114,945	13.13%	13.41%	1.64%
Fidelity VIP Contrafund Service Class 2
	2014		0.75%	1.00%	21.84	22.63	1,050,549	22,983,179	10.54%	10.82%	0.73%
	2013		0.75%	1.00%	19.76	20.42	1,128,066	22,321,096	29.65%	29.97%	0.83%
	2012		0.75%	1.00%	15.24	15.71	1,205,276	18,394,701	14.99%	15.27%	1.13%
	2011		0.75%	1.00%	13.25	13.63	1,238,854	16,441,190	-3.75%	-3.51%	0.75%
	2010		0.75%	1.00%	13.77	14.13	1,402,304	19,333,235	15.76%	16.05%	1.02%
Fidelity VIP Equity-Income Initial Class
	2012		0.75%	1.00%	33.42	34.57	1,160,289	38,900,117	16.14%	16.43%	3.06%
	2011		0.75%	1.00%	28.77	29.69	1,282,791	37,016,452	-0.03%	0.22%	2.36%
	2010		0.75%	1.00%	28.78	29.62	1,503,500	43,377,161	14.00%	14.29%	1.77%
Fidelity VIP Growth Initial Class
	2014		0.75%	1.00%	67.91	70.60	1,167,218	79,461,794	10.19%	10.47%	0.18%
	2013		0.75%	1.00%	61.63	63.91	1,263,909	78,065,251	34.98%	35.32%	0.28%
	2012		0.75%	1.00%	45.66	47.23	1,415,464	64,761,253	13.55%	13.83%	0.59%
	2011		0.75%	1.00%	40.21	41.49	1,530,863	61,671,758	-0.80%	-0.55%	0.35%
	2010		0.75%	1.00%	40.54	41.72	1,774,948	72,062,172	22.94%	23.25%	0.27%
Fidelity VIP Money Market Initial Class
	2014		0.00%	0.00%	18.01	18.04	548	9,873	0.01%	0.01%	0.01%
	2013		0.00%	0.00%	18.01	18.04	450	8,104	0.03%	0.03%	0.03%
	2012		0.00%	0.00%	18.00	18.03	449	8,090	0.12%	0.14%	0.14%
	2011		0.00%	0.00%	17.98	17.98	2,384	42,873	0.11%	0.11%	0.11%
	2010		0.00%	0.00%	17.96	17.96	1,237	22,220	0.24%	0.24%	0.18%
Janus Aspen Global Research Institutional Class
	2014		0.75%	1.00%	19.22	19.98	506,118	9,760,515	6.37%	6.64%	1.07%
	2013		0.75%	1.00%	18.07	18.74	549,580	9,962,894	27.15%	27.47%	1.21%
	2012		0.75%	1.00%	14.21	14.70	620,209	8,840,691	18.89%	19.18%	0.87%
	2011		0.75%	1.00%	11.95	12.33	682,174	8,176,833	-14.60%	-14.39%	0.56%
	2010		0.75%	1.00%	14.00	14.41	819,249	11,492,633	14.68%	14.97%	0.61%
LVIP Baron Growth Opportunities Service Class
	2014		0.75%	1.00%	55.66	57.87	306,639	17,112,866	3.81%	4.07%	0.18%
	2013		0.75%	1.00%	53.62	55.60	351,269	18,887,194	38.67%	39.02%	0.43%
	2012		0.75%	1.00%	38.67	40.00	362,634	14,060,367	17.07%	17.36%	1.14%
	2011		0.75%	1.00%	33.03	34.08	419,765	13,901,459	2.99%	3.25%	0.00%
	2010		0.75%	1.00%	32.07	33.01	509,670	16,384,821	25.13%	25.44%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014	5/27/14	1.00%	1.00%	9.30	9.30	2,549	23,703	-8.29%	-8.29%	1.60%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.69%	0.94%	9.51	9.57	88,703	843,424	2.10%	2.36%	1.42%
	2013		0.69%	0.94%	9.31	9.31	102,316	952,551	-9.25%	-9.25%	0.95%
	2012	5/17/12	1.00%	1.00%	10.26	10.26	6,748	69,225	2.22%	2.22%	0.00%
LVIP Clarion Global Real Estate Standard Class
	2014		0.75%	1.00%	9.73	9.92	61,557	600,333	12.76%	13.04%	2.79%
	2013		0.75%	1.00%	8.63	8.77	76,485	661,014	2.28%	2.53%	0.00%
	2012		0.75%	1.00%	8.44	8.56	73,829	623,618	23.44%	23.75%	0.00%
	2011		0.75%	1.00%	6.84	6.91	73,611	503,522	-9.58%	-9.35%	0.00%
	2010		0.75%	1.00%	7.56	7.63	83,533	631,722	16.80%	17.10%	0.00%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014	6/17/14	1.00%	1.00%	$10.15	$10.15	40	$410	-0.06%	-0.06%	0.00%
LVIP Delaware Bond Standard Class
	2014		0.75%	1.00%	16.10	16.53	314,538	5,067,417	4.92%	5.18%	1.97%
	2013		0.75%	1.00%	15.34	15.71	374,119	5,746,772	-3.28%	-3.04%	1.56%
	2012		0.75%	1.00%	15.86	16.21	498,292	7,912,925	5.55%	5.81%	2.00%
	2011		0.75%	1.00%	15.03	15.32	531,555	7,996,162	6.57%	6.83%	3.41%
	2010		0.75%	1.00%	14.10	14.34	570,500	8,051,380	7.41%	7.68%	3.56%
LVIP Delaware Diversified Floating Rate Service Class
	2014		1.00%	1.00%	9.94	9.94	74,690	742,087	-0.63%	-0.63%	2.53%
	2013		1.00%	1.00%	10.00	10.00	12,862	128,606	-0.50%	-0.50%	0.90%
	2012		1.00%	1.00%	10.05	10.05	2,511	25,234	2.93%	2.93%	1.35%
	2011	7/8/11	1.00%	1.00%	9.76	9.76	393	3,839	-2.14%	-2.14%	2.73%
LVIP Delaware Foundation Aggressive Allocation Standard Class
	2014		1.00%	1.00%	17.86	17.86	15,807	282,347	3.30%	3.30%	2.49%
	2013		1.00%	1.00%	17.29	17.29	13,400	231,692	19.04%	19.04%	1.72%
	2012		1.00%	1.00%	14.52	14.52	10,788	156,687	12.16%	12.16%	2.07%
	2011		1.00%	1.00%	12.95	12.95	7,754	100,414	-3.00%	-3.00%	2.34%
	2010		0.75%	1.00%	13.35	13.40	6,233	83,270	11.36%	11.64%	3.52%
LVIP Delaware Foundation Conservative Allocation Standard Class
	2014		0.75%	1.00%	15.48	15.90	84,283	1,312,086	3.83%	4.09%	2.70%
	2013		0.75%	1.00%	14.91	15.27	82,482	1,235,729	8.25%	8.52%	2.22%
	2012		0.75%	1.00%	13.77	14.07	81,986	1,134,046	9.53%	9.81%	2.41%
	2011		0.75%	1.00%	12.57	12.82	78,818	995,079	1.21%	1.47%	6.45%
	2010		0.75%	1.00%	12.42	12.63	81,634	1,017,302	9.33%	9.61%	1.70%
LVIP Delaware Foundation Moderate Allocation Standard Class
	2014		0.75%	1.00%	16.62	16.84	32,432	539,318	3.59%	3.85%	2.03%
	2013		0.75%	1.00%	16.05	16.22	31,435	504,590	13.10%	13.40%	2.33%
	2012		0.75%	1.00%	14.19	14.30	21,793	309,208	10.20%	10.42%	2.62%
	2011		0.75%	1.00%	12.88	12.88	18,011	231,921	-0.73%	-0.73%	2.88%
	2010		1.00%	1.00%	12.97	12.97	11,901	154,355	9.91%	9.91%	6.12%
LVIP Delaware Growth and Income Standard Class
	2014		0.75%	1.00%	15.84	16.42	356,541	5,665,734	12.05%	12.33%	2.05%
	2013		0.75%	1.00%	14.14	14.62	349,480	4,954,347	31.93%	32.26%	1.79%
	2012		0.75%	1.00%	10.72	11.05	354,280	3,805,702	14.17%	14.46%	1.07%
	2011		0.75%	1.00%	9.39	9.66	390,097	3,669,574	0.19%	0.44%	1.00%
	2010		0.75%	1.00%	9.37	9.61	453,326	4,254,556	11.81%	12.09%	0.91%
LVIP Delaware Social Awareness Standard Class
	2014		0.75%	1.00%	27.00	28.06	594,059	16,083,660	14.05%	14.34%	1.53%
	2013		0.75%	1.00%	23.67	24.54	647,268	15,361,248	34.34%	34.68%	1.26%
	2012		0.75%	1.00%	17.62	18.22	703,524	12,425,870	14.14%	14.42%	0.75%
	2011		0.75%	1.00%	15.44	15.93	761,073	11,777,523	-0.36%	-0.11%	0.70%
	2010		0.75%	1.00%	15.49	15.95	904,374	14,040,223	10.46%	10.74%	0.60%
LVIP Global Income Standard Class
	2014		1.00%	1.00%	12.16	12.16	25,356	308,252	0.93%	0.93%	0.66%
	2013		1.00%	1.00%	12.05	12.05	21,720	261,626	-3.79%	-3.79%	0.26%
	2012		1.00%	1.00%	12.52	12.52	19,785	247,696	6.62%	6.62%	1.90%
	2011		1.00%	1.00%	11.74	11.74	20,240	237,668	0.08%	0.08%	4.68%
	2010		1.00%	1.00%	11.73	11.73	12,568	147,459	8.59%	8.59%	2.85%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014	5/30/14	1.00%	1.00%	10.52	10.52	15,561	163,647	4.79%	4.79%	1.15%
LVIP Managed Risk Profile 2010 Standard Class
	2014		0.75%	1.00%	12.95	13.20	42,849	554,795	3.74%	4.00%	1.79%
	2013		0.75%	1.00%	12.48	12.69	66,071	824,648	7.84%	8.11%	1.34%
	2012		0.75%	1.00%	11.57	11.74	65,720	760,605	7.46%	7.73%	2.39%
	2011		0.75%	1.00%	10.77	10.89	65,779	709,674	0.24%	0.49%	0.83%
	2010		0.75%	1.00%	10.74	10.84	77,423	832,709	10.36%	10.63%	1.15%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2020 Standard Class
	2014		0.75%	1.00%	$12.50	$12.74	180,840	$2,261,930	3.35%	3.61%	1.86%
	2013		0.75%	1.00%	12.09	12.29	181,807	2,199,903	10.03%	10.30%	1.28%
	2012		0.75%	1.00%	10.99	11.14	194,273	2,136,241	7.30%	7.57%	2.06%
	2011		0.75%	1.00%	10.24	10.36	196,176	2,010,079	-0.80%	-0.55%	0.76%
	2010		0.75%	1.00%	10.32	10.42	216,761	2,238,428	10.92%	11.19%	1.00%
LVIP Managed Risk Profile 2030 Standard Class
	2014		0.75%	1.00%	12.34	12.58	360,949	4,455,329	3.12%	3.38%	2.22%
	2013		0.75%	1.00%	11.96	12.16	312,189	3,735,879	12.61%	12.90%	1.38%
	2012		0.75%	1.00%	10.62	10.78	278,616	2,960,652	6.82%	7.09%	1.90%
	2011		0.75%	1.00%	9.95	10.06	249,283	2,479,688	-1.55%	-1.31%	0.66%
	2010		0.75%	1.00%	10.10	10.20	226,525	2,288,763	11.43%	11.71%	0.91%
LVIP Managed Risk Profile 2040 Standard Class
	2014		0.75%	1.00%	11.69	11.92	148,817	1,740,247	2.45%	2.71%	2.29%
	2013		0.75%	1.00%	11.41	11.60	140,076	1,599,006	15.38%	15.66%	1.37%
	2012		0.75%	1.00%	9.89	10.03	124,354	1,230,346	6.06%	6.32%	1.84%
	2011		0.75%	1.00%	9.33	9.44	101,413	946,060	-2.44%	-2.20%	0.63%
	2010		0.75%	1.00%	9.56	9.65	82,452	788,425	12.53%	12.82%	0.94%
LVIP Managed Risk Profile 2050 Standard Class
	2014		1.00%	1.00%	11.61	11.61	26,779	310,945	1.92%	1.92%	2.68%
	2013		1.00%	1.00%	11.39	11.39	12,580	143,326	17.85%	17.85%	2.47%
	2012		1.00%	1.00%	9.67	9.67	2,647	25,589	4.93%	4.93%	0.30%
	2011	7/15/11	1.00%	1.00%	9.21	9.21	29,223	269,237	-7.17%	-7.17%	0.00%
LVIP Managed Risk Profile Conservative Standard Class
	2014		0.75%	1.00%	16.49	16.89	112,782	1,860,347	4.65%	4.91%	1.91%
	2013		0.75%	1.00%	15.76	16.10	126,229	1,989,465	8.66%	8.93%	1.72%
	2012		0.75%	1.00%	14.50	14.78	156,741	2,273,449	8.68%	8.96%	3.87%
	2011		0.75%	1.00%	13.34	13.56	157,522	2,102,251	2.65%	2.91%	1.52%
	2010		0.75%	1.00%	13.00	13.18	286,321	3,721,821	9.40%	9.68%	3.77%
LVIP Managed Risk Profile Growth Standard Class
	2014		0.75%	1.00%	15.22	15.59	360,047	5,484,539	2.44%	2.70%	1.93%
	2013		0.75%	1.00%	14.86	15.18	393,939	5,857,083	12.42%	12.70%	1.77%
	2012		0.75%	1.00%	13.22	13.47	391,875	5,182,561	8.06%	8.33%	2.50%
	2011		0.75%	1.00%	12.23	12.43	418,427	5,120,586	-1.00%	-0.75%	1.97%
	2010		0.75%	1.00%	12.35	12.53	420,843	5,201,715	11.60%	11.88%	2.89%
LVIP Managed Risk Profile Moderate Standard Class
	2014		0.05%	1.00%	16.00	16.39	525,926	7,327,663	3.11%	3.37%	2.45%
	2013		0.75%	1.00%	15.52	15.85	358,649	5,571,552	10.74%	11.02%	1.79%
	2012		0.75%	1.00%	14.01	14.28	357,635	5,016,147	8.50%	8.77%	3.29%
	2011		0.75%	1.00%	12.91	13.13	369,710	4,778,923	0.16%	0.41%	1.76%
	2010		0.75%	1.00%	12.89	13.07	378,148	4,879,150	10.85%	11.12%	2.98%
LVIP Mondrian International Value Standard Class
	2014		0.75%	1.00%	17.75	18.22	206,128	3,671,267	-3.51%	-3.27%	3.81%
	2013		0.75%	1.00%	18.39	18.84	223,032	4,114,403	20.63%	20.93%	2.43%
	2012		0.75%	1.00%	15.25	15.58	246,515	3,768,229	8.53%	8.80%	2.77%
	2011		0.75%	1.00%	14.05	14.32	288,351	4,059,549	-5.17%	-4.93%	2.84%
	2010		0.75%	1.00%	14.81	15.06	341,663	5,069,710	1.44%	1.70%	3.11%
LVIP SSgA Bond Index Standard Class
	2014		0.75%	1.00%	12.03	12.03	48,811	587,200	4.70%	4.70%	1.93%
	2013		1.00%	1.00%	11.49	11.49	53,003	608,997	-3.54%	-3.54%	2.00%
	2012		0.75%	1.00%	11.91	12.02	59,085	704,258	2.82%	3.08%	2.74%
	2011		0.75%	1.00%	11.58	11.66	50,337	583,204	6.33%	6.59%	3.71%
	2010		0.75%	1.00%	10.89	10.94	44,556	485,640	4.91%	5.17%	2.71%
LVIP SSgA Emerging Markets 100 Standard Class
	2014		0.75%	1.00%	14.92	15.12	76,682	1,144,576	-4.33%	-4.09%	2.98%
	2013		0.75%	1.00%	15.59	15.77	74,944	1,168,805	-3.80%	-3.55%	2.35%
	2012		0.75%	1.00%	16.21	16.35	77,620	1,258,209	11.53%	11.81%	2.61%
	2011		0.75%	1.00%	14.53	14.62	78,785	1,145,087	-15.78%	-15.57%	2.43%
	2010		0.75%	1.00%	17.25	17.32	77,860	1,343,516	26.50%	26.82%	1.71%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		0.75%	1.00%	$13.93	$14.27	136,392	$1,901,995	2.94%	3.20%	2.23%
	2013		0.75%	1.00%	13.53	13.83	141,990	1,923,158	8.72%	8.99%	2.04%
	2012		0.75%	1.00%	12.45	12.69	149,416	1,861,171	10.04%	10.32%	3.40%
	2011		0.75%	1.00%	11.31	11.50	156,978	1,776,647	-0.78%	-0.53%	1.30%
	2010		0.75%	1.00%	11.40	11.56	169,896	1,938,112	7.65%	7.92%	1.05%
LVIP SSgA International Index Standard Class
	2014		0.75%	1.00%	14.55	14.76	12,430	180,858	-6.78%	-6.51%	2.92%
	2013		0.75%	1.00%	15.60	15.78	9,619	150,109	19.78%	20.08%	1.82%
	2012		0.75%	1.00%	13.03	13.15	8,001	104,237	16.95%	17.26%	1.86%
	2011		0.75%	1.00%	11.14	11.14	6,474	72,113	-13.25%	-13.25%	1.04%
	2010		1.00%	1.00%	12.84	12.84	8,697	111,675	5.98%	5.98%	1.50%
LVIP SSgA S&P 500 Index Standard Class
	2014		0.75%	1.00%	15.74	15.85	7,132,300	112,348,626	12.30%	12.58%	1.87%
	2013		0.75%	1.00%	14.02	14.02	7,910,666	110,935,745	30.69%	30.69%	2.38%
	2012	5/21/12	1.00%	1.00%	10.73	10.73	1,968	21,113	9.05%	9.05%	2.06%
LVIP SSgA Small-Cap Index Standard Class
	2014		0.75%	1.00%	15.45	15.55	1,980,246	30,614,796	3.63%	3.89%	0.82%
	2013		0.75%	1.00%	14.91	14.91	2,215,500	33,044,692	36.53%	36.53%	1.21%
	2012	6/19/12	1.00%	1.00%	10.92	10.92	507	5,536	8.17%	8.17%	1.01%
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		0.75%	1.00%	25.43	26.44	774,185	19,742,185	10.48%	10.75%	0.23%
	2013		0.75%	1.00%	23.02	23.87	856,195	19,754,536	33.45%	33.79%	0.00%
	2012		0.75%	1.00%	17.25	17.84	904,684	15,640,591	15.15%	15.43%	0.00%
	2011		0.75%	1.00%	14.98	15.46	1,006,689	15,117,255	-4.82%	-4.59%	0.00%
	2010		0.75%	1.00%	15.74	16.20	1,167,911	18,420,566	27.09%	27.41%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014	6/26/14	1.00%	1.00%	9.50	9.50	2,528	24,004	-6.78%	-6.78%	2.35%
LVIP UBS Large Cap Growth RPM Standard Class
	2014		0.75%	1.00%	9.86	10.22	173,436	1,714,917	4.30%	4.56%	0.00%
	2013		0.75%	1.00%	9.46	9.77	179,209	1,698,511	24.25%	24.56%	0.00%
	2012		0.75%	1.00%	7.61	7.85	199,348	1,521,247	15.23%	15.52%	0.00%
	2011		0.75%	1.00%	6.60	6.79	210,235	1,391,272	-6.62%	-6.39%	0.21%
	2010		0.75%	1.00%	7.07	7.26	224,617	1,591,476	10.24%	10.51%	0.73%
NB AMT Large Cap Value I Class
	2014		0.75%	1.00%	24.00	24.95	228,024	5,487,288	8.76%	9.03%	0.75%
	2013		0.75%	1.00%	22.07	22.88	243,292	5,382,437	29.83%	30.16%	1.17%
	2012		0.75%	1.00%	17.00	17.58	253,438	4,318,915	15.44%	15.73%	0.41%
	2011		0.75%	1.00%	14.72	15.19	290,712	4,290,578	-12.24%	-12.02%	0.00%
	2010		0.75%	1.00%	16.78	17.27	359,925	6,050,361	14.52%	14.80%	0.66%
NB AMT Mid Cap Growth I Class
	2012		0.75%	1.00%	9.38	9.67	702,641	6,598,276	11.30%	11.57%	0.00%
	2011		0.75%	1.00%	8.42	8.66	757,209	6,387,768	-0.53%	-0.28%	0.00%
	2010		0.75%	1.00%	8.47	8.69	873,255	7,404,066	27.81%	28.13%	0.00%
T. Rowe Price International Stock
	2014		0.75%	1.00%	20.53	21.35	520,642	10,716,030	-2.22%	-1.98%	1.02%
	2013		0.75%	1.00%	21.00	21.78	575,787	12,114,559	12.92%	13.20%	0.85%
	2012		0.75%	1.00%	18.60	19.24	626,616	11,673,495	17.26%	17.55%	1.25%
	2011		0.75%	1.00%	15.86	16.36	678,905	10,784,826	-13.70%	-13.49%	1.43%
	2010		0.75%	1.00%	18.38	18.91	788,274	14,509,437	13.32%	13.60%	0.89%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class B	$159,616	$267,038
ABVPSF Growth Class B	138,604	315,204
American Century VP Balanced Class I	1,886,086	2,400,193
American Funds Global Growth Class 2	992,827	892,349
American Funds Growth Class 2	2,139,442	3,226,104
American Funds Growth-Income Class 2	1,726,478	1,146,560
American Funds International Class 2	657,033	1,563,583
BlackRock Global Allocation V.I. Class I	422,856	338,431
Delaware VIP Diversified Income Standard Class	549,874	902,781
Delaware VIP High Yield Standard Class	712,560	501,457
Delaware VIP REIT Service Class	1,612,318	1,833,830
Delaware VIP Small Cap Value Service Class	1,472,805	1,759,670
Delaware VIP Smid Cap Growth Service Class	840,884	1,582,598
Deutsche Alternative Asset Allocation VIP Class A	94,472	58,805
Fidelity VIP Asset Manager Initial Class	2,782,046	4,167,574
Fidelity VIP Contrafund Service Class 2	1,485,205	2,744,959
Fidelity VIP Growth Initial Class	1,157,923	8,068,814
Fidelity VIP Money Market Initial Class	158,462	156,383
Janus Aspen Global Research Institutional Class	264,674	1,067,636
LVIP Baron Growth Opportunities Service Class	325,280	2,734,367
LVIP BlackRock Emerging Markets RPM Standard Class	40,002	13,012
LVIP BlackRock Inflation Protected Bond Standard Class	203,404	327,625
LVIP Clarion Global Real Estate Standard Class	119,285	235,565
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	2,589	2,206
LVIP Delaware Bond Standard Class	585,694	1,444,773
LVIP Delaware Diversified Floating Rate Service Class	714,858	89,854
LVIP Delaware Foundation Aggressive Allocation Standard Class	71,318	24,819
LVIP Delaware Foundation Conservative Allocation Standard Class	216,034	108,727
LVIP Delaware Foundation Moderate Allocation Standard Class	207,988	165,717
LVIP Delaware Growth and Income Standard Class	920,483	471,205
LVIP Delaware Social Awareness Standard Class	1,406,195	1,855,872
LVIP Global Income Standard Class	110,858	66,809
LVIP JPMorgan Mid Cap Value RPM Standard Class	160,876	3,085
LVIP Managed Risk Profile 2010 Standard Class	69,672	350,322
LVIP Managed Risk Profile 2020 Standard Class	525,619	524,064
LVIP Managed Risk Profile 2030 Standard Class	893,822	247,983
LVIP Managed Risk Profile 2040 Standard Class	393,427	272,959
LVIP Managed Risk Profile 2050 Standard Class	248,656	44,997
LVIP Managed Risk Profile Conservative Standard Class	336,359	512,281
LVIP Managed Risk Profile Growth Standard Class	543,501	1,007,667
LVIP Managed Risk Profile Moderate Standard Class	2,866,913	1,195,201
LVIP Mondrian International Value Standard Class	327,832	529,384
LVIP SSgA Bond Index Standard Class	234,566	276,462
LVIP SSgA Emerging Markets 100 Standard Class	282,833	231,127
LVIP SSgA Global Tactical Allocation RPM Standard Class	163,536	217,241
LVIP SSgA International Index Standard Class	74,944	25,767
LVIP SSgA S&P 500 Index Standard Class	3,586,611	13,232,576
LVIP SSgA Small-Cap Index Standard Class	1,375,628	4,088,400
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	1,528,952	2,592,162
LVIP Templeton Growth RPM Standard Class	25,606	60
LVIP UBS Large Cap Growth RPM Standard Class	85,030	157,955
NB AMT Large Cap Value I Class	450,605	804,976
T. Rowe Price International Stock	609,430	1,710,552

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2014:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class B	93,122	$21.15	$1,969,525	$1,496,182
ABVPSF Growth Class B	44,687	33.30	1,488,061	884,835
American Century VP Balanced Class I	2,018,432	7.97	16,086,903	13,953,917
American Funds Global Growth Class 2	205,109	27.30	5,599,479	4,640,737
American Funds Growth Class 2	335,436	79.84	26,781,215	18,256,423
American Funds Growth-Income Class 2	226,684	52.41	11,880,518	8,903,668
American Funds International Class 2	530,573	20.29	10,765,328	9,602,997
BlackRock Global Allocation V.I. Class I	94,171	16.23	1,528,398	1,545,210
Delaware VIP Diversified Income Standard Class	529,959	10.84	5,744,758	5,477,161
Delaware VIP High Yield Standard Class	498,940	5.67	2,828,988	2,854,221
Delaware VIP REIT Service Class	873,836	15.47	13,518,243	11,022,709
Delaware VIP Small Cap Value Service Class	246,824	40.08	9,892,705	7,684,564
Delaware VIP Smid Cap Growth Service Class	180,110	29.05	5,232,207	4,263,087
Deutsche Alternative Asset Allocation VIP Class A	16,166	13.88	224,379	222,901
Fidelity VIP Asset Manager Initial Class	2,283,304	17.15	39,158,657	35,170,313
Fidelity VIP Contrafund Service Class 2	626,406	36.70	22,989,098	16,754,324
Fidelity VIP Growth Initial Class	1,253,175	63.48	79,551,520	46,782,731
Fidelity VIP Money Market Initial Class	9,872	1.00	9,873	9,873
Janus Aspen Global Research Institutional Class	235,479	41.45	9,760,620	8,562,903
LVIP Baron Growth Opportunities Service Class	364,006	47.03	17,120,680	9,568,513
LVIP BlackRock Emerging Markets RPM Standard Class	2,536	9.35	23,704	27,055
LVIP BlackRock Inflation Protected Bond Standard Class	81,463	10.35	843,142	904,274
LVIP Clarion Global Real Estate Standard Class	61,688	9.73	600,346	464,838
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	32	12.64	410	400
LVIP Delaware Bond Standard Class	364,484	13.90	5,067,425	4,888,868
LVIP Delaware Diversified Floating Rate Service Class	73,759	10.06	741,792	753,588
LVIP Delaware Foundation Aggressive Allocation Standard Class	17,736	15.93	282,556	240,282
LVIP Delaware Foundation Conservative Allocation Standard Class	88,081	14.90	1,312,051	1,293,665
LVIP Delaware Foundation Moderate Allocation Standard Class	34,463	15.63	538,691	511,142
LVIP Delaware Growth and Income Standard Class	127,747	44.35	5,665,840	4,143,826
LVIP Delaware Social Awareness Standard Class	348,001	46.22	16,084,238	11,756,255
LVIP Global Income Standard Class	26,646	11.56	307,924	308,818
LVIP JPMorgan Mid Cap Value RPM Standard Class	10,469	15.62	163,552	157,736
LVIP Managed Risk Profile 2010 Standard Class	44,545	12.45	554,495	471,657
LVIP Managed Risk Profile 2020 Standard Class	186,761	12.11	2,261,673	1,942,129
LVIP Managed Risk Profile 2030 Standard Class	366,072	12.17	4,456,566	3,727,463
LVIP Managed Risk Profile 2040 Standard Class	149,224	11.66	1,739,351	1,469,830
LVIP Managed Risk Profile 2050 Standard Class	31,483	9.89	311,332	338,818
LVIP Managed Risk Profile Conservative Standard Class	133,473	13.94	1,861,144	1,632,181
LVIP Managed Risk Profile Growth Standard Class	407,151	13.47	5,485,955	4,761,501
LVIP Managed Risk Profile Moderate Standard Class	519,525	14.11	7,329,979	6,640,706
LVIP Mondrian International Value Standard Class	216,703	16.94	3,671,379	4,074,203
LVIP SSgA Bond Index Standard Class	51,397	11.43	587,216	588,702
LVIP SSgA Emerging Markets 100 Standard Class	123,228	9.29	1,144,544	1,355,349
LVIP SSgA Global Tactical Allocation RPM Standard Class	158,787	11.98	1,902,108	1,754,497
LVIP SSgA International Index Standard Class	20,891	8.66	180,857	180,135
LVIP SSgA S&P 500 Index Standard Class	7,673,323	14.65	112,421,862	92,843,458
LVIP SSgA Small-Cap Index Standard Class	1,135,254	26.99	30,640,518	26,364,567
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	894,492	22.08	19,749,487	13,171,711
LVIP Templeton Growth RPM Standard Class	731	32.85	24,005	25,544
LVIP UBS Large Cap Growth RPM Standard Class	55,071	31.14	1,714,682	1,084,120
NB AMT Large Cap Value I Class	334,896	16.39	5,488,946	4,552,765
T. Rowe Price International Stock	702,324	15.26	10,717,470	9,340,656

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class B	29,671	(46,001)	(16,330)
ABVPSF Growth Class B	10,367	(28,643)	(18,276)
American Century VP Balanced Class I	5,704	(57,621)	(51,917)
American Funds Global Growth Class 2	17,587	(38,177)	(20,590)
American Funds Growth Class 2	46,318	(202,904)	(156,586)
American Funds Growth-Income Class 2	58,168	(58,570)	(402)
American Funds International Class 2	35,438	(93,499)	(58,061)
BlackRock Global Allocation V.I. Class I	19,022	(22,644)	(3,622)
Delaware VIP Diversified Income Standard Class	25,650	(49,563)	(23,913)
Delaware VIP High Yield Standard Class	25,575	(25,521)	54
Delaware VIP REIT Service Class	44,533	(54,103)	(9,570)
Delaware VIP Small Cap Value Service Class	26,887	(72,430)	(45,543)
Delaware VIP Smid Cap Growth Service Class	17,417	(99,580)	(82,163)
Deutsche Alternative Asset Allocation VIP Class A	6,668	(4,341)	2,327
Fidelity VIP Asset Manager Initial Class	8,606	(91,459)	(82,853)
Fidelity VIP Contrafund Service Class 2	47,086	(124,603)	(77,517)
Fidelity VIP Growth Initial Class	18,272	(114,963)	(96,691)
Fidelity VIP Money Market Initial Class	8,782	(8,684)	98
Janus Aspen Global Research Institutional Class	10,618	(54,080)	(43,462)
LVIP Baron Growth Opportunities Service Class	5,029	(49,659)	(44,630)
LVIP BlackRock Emerging Markets RPM Standard Class	3,776	(1,227)	2,549
LVIP BlackRock Inflation Protected Bond Standard Class	20,542	(34,155)	(13,613)
LVIP Clarion Global Real Estate Standard Class	11,497	(26,425)	(14,928)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	256	(216)	40
LVIP Delaware Bond Standard Class	30,699	(90,280)	(59,581)
LVIP Delaware Diversified Floating Rate Service Class	70,653	(8,825)	61,828
LVIP Delaware Foundation Aggressive Allocation Standard Class	3,768	(1,361)	2,407
LVIP Delaware Foundation Conservative Allocation Standard Class	8,617	(6,816)	1,801
LVIP Delaware Foundation Moderate Allocation Standard Class	11,147	(10,150)	997
LVIP Delaware Growth and Income Standard Class	37,702	(30,641)	7,061
LVIP Delaware Social Awareness Standard Class	17,658	(70,867)	(53,209)
LVIP Global Income Standard Class	9,067	(5,431)	3,636
LVIP JPMorgan Mid Cap Value RPM Standard Class	15,821	(260)	15,561
LVIP Managed Risk Profile 2010 Standard Class	5,015	(28,237)	(23,222)
LVIP Managed Risk Profile 2020 Standard Class	40,536	(41,503)	(967)
LVIP Managed Risk Profile 2030 Standard Class	68,601	(19,841)	48,760
LVIP Managed Risk Profile 2040 Standard Class	31,931	(23,190)	8,741
LVIP Managed Risk Profile 2050 Standard Class	18,100	(3,901)	14,199
LVIP Managed Risk Profile Conservative Standard Class	18,033	(31,480)	(13,447)
LVIP Managed Risk Profile Growth Standard Class	31,031	(64,923)	(33,892)
LVIP Managed Risk Profile Moderate Standard Class	236,276	(68,999)	167,277
LVIP Mondrian International Value Standard Class	10,163	(27,067)	(16,904)
LVIP SSgA Bond Index Standard Class	19,098	(23,290)	(4,192)
LVIP SSgA Emerging Markets 100 Standard Class	16,614	(14,876)	1,738
LVIP SSgA Global Tactical Allocation RPM Standard Class	9,677	(15,275)	(5,598)
LVIP SSgA International Index Standard Class	4,554	(1,743)	2,811
LVIP SSgA S&P 500 Index Standard Class	59,619	(837,985)	(778,366)
LVIP SSgA Small-Cap Index Standard Class	27,225	(262,479)	(235,254)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	22,065	(104,075)	(82,010)
LVIP Templeton Growth RPM Standard Class	2,528	—	2,528
LVIP UBS Large Cap Growth RPM Standard Class	10,206	(15,979)	(5,773)
NB AMT Large Cap Value I Class	18,852	(34,120)	(15,268)
T. Rowe Price International Stock	22,353	(77,498)	(55,145)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2013, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class B	18,122	(69,861)	(51,739)
ABVPSF Growth Class B	13,193	(17,832)	(4,639)
ABVPSF Growth and Income Class B	4,795	(96,713)	(91,918)
American Century VP Balanced Class I	15,535	(64,692)	(49,157)
American Century VP Inflation Protection Class I	6,097	(130,327)	(124,230)
American Funds Global Growth Class 2	36,696	(51,978)	(15,282)
American Funds Growth Class 2	55,783	(256,642)	(200,859)
American Funds Growth-Income Class 2	90,111	(69,884)	20,227
American Funds International Class 2	35,142	(135,951)	(100,809)
BlackRock Global Allocation V.I. Class I	26,917	(14,493)	12,424
Delaware VIP Diversified Income Standard Class	57,616	(115,226)	(57,610)
Delaware VIP High Yield Standard Class	20,406	(45,054)	(24,648)
Delaware VIP REIT Service Class	29,036	(56,980)	(27,944)
Delaware VIP Small Cap Value Service Class	38,238	(42,498)	(4,260)
Delaware VIP Smid Cap Growth Service Class	91,021	(62,551)	28,470
Dreyfus Opportunistic Small Cap Initial Class	14,508	(1,031,409)	(1,016,901)
Dreyfus Stock Index Initial Class	4,320	(1,023,197)	(1,018,877)
Deutsche Alternative Asset Allocation VIP Class A	5,795	(1,385)	4,410
Deutsche Equity 500 Index VIP Class A	10,146	(135,547)	(125,401)
Deutsche Small Cap Index VIP Class A	8,941	(139,094)	(130,153)
Fidelity VIP Asset Manager Initial Class	8,870	(119,355)	(110,485)
Fidelity VIP Contrafund Service Class 2	73,584	(150,794)	(77,210)
Fidelity VIP Equity-Income Initial Class	5,813	(1,166,102)	(1,160,289)
Fidelity VIP Growth Initial Class	11,913	(163,468)	(151,555)
Fidelity VIP Money Market Initial Class	2,246	(2,245)	1
Janus Aspen Global Research Institutional Class	14,735	(85,364)	(70,629)
LVIP Baron Growth Opportunities Service Class	25,445	(36,810)	(11,365)
LVIP BlackRock Inflation Protected Bond Standard Class	163,384	(67,816)	95,568
LVIP Clarion Global Real Estate Standard Class	22,076	(19,420)	2,656
LVIP Delaware Bond Standard Class	18,063	(142,236)	(124,173)
LVIP Delaware Diversified Floating Rate Service Class	12,315	(1,964)	10,351
LVIP Delaware Foundation Aggressive Allocation Standard Class	3,309	(697)	2,612
LVIP Delaware Foundation Conservative Allocation Standard Class	11,084	(10,588)	496
LVIP Delaware Foundation Moderate Allocation Standard Class	10,744	(1,102)	9,642
LVIP Delaware Growth and Income Standard Class	34,843	(39,643)	(4,800)
LVIP Delaware Social Awareness Standard Class	14,812	(71,068)	(56,256)
LVIP Global Income Standard Class	11,753	(9,818)	1,935
LVIP Managed Risk Profile 2010 Standard Class	5,583	(5,232)	351
LVIP Managed Risk Profile 2020 Standard Class	41,204	(53,670)	(12,466)
LVIP Managed Risk Profile 2030 Standard Class	76,518	(42,945)	33,573
LVIP Managed Risk Profile 2040 Standard Class	29,736	(14,014)	15,722
LVIP Managed Risk Profile 2050 Standard Class	11,427	(1,494)	9,933
LVIP Managed Risk Profile Conservative Standard Class	13,998	(44,510)	(30,512)
LVIP Managed Risk Profile Growth Standard Class	30,068	(28,004)	2,064
LVIP Managed Risk Profile Moderate Standard Class	30,642	(29,628)	1,014
LVIP Mondrian International Value Standard Class	13,161	(36,644)	(23,483)
LVIP SSgA Bond Index Standard Class	17,367	(23,449)	(6,082)
LVIP SSgA Emerging Markets 100 Standard Class	22,609	(25,285)	(2,676)
LVIP SSgA Global Tactical Allocation RPM Standard Class	6,592	(14,018)	(7,426)
LVIP SSgA International Index Standard Class	5,182	(3,564)	1,618
LVIP SSgA S&P 500 Index Standard Class	8,688,874	(780,176)	7,908,698
LVIP SSgA Small-Cap Index Standard Class	2,379,596	(164,603)	2,214,993
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	49,770	(98,259)	(48,489)
LVIP UBS Large Cap Growth RPM Standard Class	7,863	(28,002)	(20,139)
NB AMT Large Cap Value I Class	25,249	(35,395)	(10,146)
NB AMT Mid Cap Growth I Class	6,810	(709,451)	(702,641)
T. Rowe Price International Stock	8,809	(59,638)	(50,829)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account L at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 15, 2015

Lincoln National Variable Annuity Account L
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2014
Statement of Operations - Year ended December 31, 2014
Statements of Changes in Net Assets - Years ended December 31, 2014 and 2013
Notes to Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2014 and 2013
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2014, 2013 and 2012
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2014, 2013 and 2012
Consolidated Statements of Cash Flows - Years ended December 31, 2014, 2013 and 2012
Notes to Consolidated Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1)(a) Resolution of Board of Directors of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996.
(b) Amendment dated December 2, 1996 to Resolution of Board of Directors of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-04999) filed on April 30, 1998.
(2) Not Applicable.
(3)(a) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.
(b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.
(c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.
(d) Endorsement to Group Annuity Contracts incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.
(e) Group Annuity Amendment to Group Annuity Contracts incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

(f) Endorsement to Certificate incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.
(g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-04999) filed on April 9, 2002.
(h) Group Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-04999) filed on April 9, 2002.
(i) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-04999) filed on April 6, 2004.
(j) Section 403(b) Annuity Endorsement (32481-G-12/08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.
(5)(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-05827) filed on April 26, 2000.
(b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post- Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Not Applicable.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(ii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(iii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(iv) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(v) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(vi)(a) T. Rowe Price International Series, Inc and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)
(b) T. Rowe Price International Series, Inc, and T. Rowe Price Investment Services, Inc. (Amendment) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003.
(c) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 3) incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011.
(d) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 4 dated October 10, 2011) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-04999) filed on April 6, 2012.
(e) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 6 dated March 24, 2014) incorporated herein by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.
(vii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
B-2

(viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(x) Deutsche (fka DWS) Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xi) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.
(ii) American Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(9) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-05827) filed on September 26, 1996.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Douglas N. Miller**	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*	Vice President and Director
*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
B-3

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2015 there were 49, 443 participants in group contracts under Account L.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
B-4

Name	Positions and Offices with Underwriter
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
Elizabeth M. O’Brien*	Senior Vice President and Director
Thomas P. O'Neill*	Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*	Secretary
Vacant	Vice President and Chief Financial Officer
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
Item 33.
For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.
SIGNATURES
a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 26 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 15th day of April, 2015.

B-5

Lincoln National Variable Annuity Account L (Registrant) Group Variable Annuity I, II & III
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Eric S. Levy Eric S. Levy (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 15, 2015.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Mark E. Konen	Senior Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
B-6